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                                                                   EXHIBIT 10.13

                               PURCHASE AGREEMENT

         THIS PURCHASE AGREEMENT ("Agreement") is made as of February 5, 2004, by and between OPUS REAL ESTATE ARIZONA II, L.L.C., a Delaware limited liability company ("Seller") and JDA SOFTWARE GROUP, INC., a Delaware corporation ("Purchaser").

         In consideration of this Agreement, Seller and Purchaser agree as follows:

         1. SALE OF SUBJECT PROPERTY. Seller agrees to sell to Purchaser, and Purchaser agrees to buy from Seller, all of Seller's right, title and interest in and to the following property (collectively, "Subject Property"):

                  (a) REAL PROPERTY. Fee simple interest in that certain parcel of real estate legally described on Exhibit A attached hereto and made a part hereof (the "Land"); together with (i) all building structures, improvements and fixtures owned by Seller located on the Land, (the "Improvements"); and (ii) all rights, privileges, servitudes and appurtenances thereunto belonging or appertaining (the "Real Property").

                  (b) PERSONAL PROPERTY AND INTANGIBLES. All of the equipment and personal property owned by Seller and used in the operation of the Real Property, if any, and made a part hereof and the right to use the name "IDA Corporate Center" and other business or trade names associated with the Subject Property (excluding, any name containing the name "Opus"), to the extent the same are assignable (collectively, "Personal Property").

                  (c) LEASES. Seller's interest as landlord in and to the leases described on Exhibit B attached hereto and made a part hereof, together with all amendments or modifications thereto (collectively, "Leases," herein the Lease described on Exhibit B with JDA Software Group, Inc. will be referred to as the "JDA Lease" and the Lease described on Exhibit B with Trapeze Software, Inc. will be referred to as the "Trapeze Lease"). The McLeod Lease (as defined in Section 26 hereof) will terminate on January 31, 2004 pursuant to the McLeod Termination Agreement (as defined in Section 26 hereof) and will not be assigned, sold or transferred to Purchaser.

                  (d) PERMITS. Seller's interest in and to the licenses, permits, certificates of occupancy described on Exhibit D attached hereto and made a part hereof, to the extent, if any, that the same are in Seller's possession and are assignable (collectively, "Permits").

                  (e) SERVICE CONTRACTS. Seller's interest in and to the existing service and maintenance contracts described on Exhibit E attached hereto and made a part hereof, together with all amendments or modifications thereto ("Service Contracts"), subject to this Section 1(e). On or before the Contingency Date (defined below), Purchaser shall advise Seller, in writing, of any Service Contracts that Purchaser desires to be assigned to and assumed by Purchaser at Closing (as such term is defined in Section 8(a) hereof). Seller shall then cause any Service Contracts that Purchaser does not elect to assume (i.e.,

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         any Service Contracts not set forth in the aforesaid written notice from Purchaser) to be terminated prior to Closing, provided that Seller has reasonably sufficient notice to allow for timely termination of such Service Contracts. Failure by Purchaser to notify Seller, in writing, prior to the Contingency Date, shall constitute an irrevocable election by Purchaser to have all of the Service Contracts terminated by Seller prior to Closing.

                  (f) WARRANTIES. Seller's interest in and to all unexpired warranties and guaranties (i) given or assigned to, or benefiting, Seller, the Real Property or the Personal Property, (ii) regarding the acquisition, construction, design, use, operation, management or maintenance of the Real Property or the Personal Property, and (iii) described on Exhibit F attached hereto and made a part hereof, to the extent that the same are in Seller's possession and are assignable ("Warranties").

                  (g) PLANS. A limited perpetual license, as hereinafter described, to review and use a copy of the final plans and specifications (excluding shop drawings) relating to the construction of the Improvements in Seller's or the property manager's possession ("Plans"); provided, however, neither Purchaser nor its successors or assigns may use the Plans for any purpose other than the repair, maintenance or restoration of the Improvements without the prior written consent of Seller, and Purchaser hereby agrees to indemnify, defend and hold harmless Seller and its affiliates from and against any unauthorized use of the Plans, which obligation shall survive Closing. Seller reserves the right to use the Plans for any purpose.

         2. PURCHASE PRICE. Purchaser shall pay to Seller, as consideration for the purchase of the Subject Property, the sum ("Purchase Price") of Twenty- Three Million Eight Hundred Thirty-Six Thousand and 00/100 Dollars ($23,836,000.00). The Purchase Price shall be payable as follows:

                  (a) INITIAL EARNEST MONEY DEPOSIT. Upon the execution of this Agreement by Seller and Purchaser, Purchaser shall deposit the sum of Two Hundred Thirty-Eight Thousand and 00/100 Dollars ($238,000.00) (the "Initial Earnest Money") with the escrow department of First American Title Insurance Company, 4801 East Washington, Suite 110, Phoenix, Arizona 85034 ("Title Company") pursuant to an escrow agreement in substantially the form of Exhibit G attached hereto and made a part hereof (the "Escrow Agreement").

                  (b) ADDITIONAL EARNEST MONEY DEPOSIT. Within two (2) days after the Contingency Date, provided that this agreement has not been terminated as set forth in Section 3 hereof on or before the Contingency Date, Purchaser shall deposit the additional sum of One Million Two Hundred Sixty-Two Thousand and 00/100 Dollars ($1,262,000.00) (the "Additional Earnest Money") with the escrow department of the Title Company. Upon such deposit, the Title Company shall issue its written acknowledgment of receipt as required under the Escrow Agreement. The Initial Earnest Money and Additional Earnest Money and all interest earnings thereon are collectively referred to herein as the "Earnest Money". The Earnest Money shall be paid to Seller at Closing as a credit against the Purchase Price.

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                  (c)      BALANCE OF PURCHASE PRICE. The balance of the
         Purchase Price, plus or minus prorations and other adjustments, if any, shall be due at Closing. Purchaser shall pay such balance to Seller, or at the direction of Seller, by wire transfer of immediately available funds.

         3. CONDITIONS PRECEDENT TO CLOSING. Purchaser's obligation to consummate the transaction contemplated by this Agreement shall be subject to satisfaction or waiver of each of the following conditions ("Conditions Precedent") on or before the date which is thirty (30) days following the date of this Agreement ("Contingency Date"):

                  (a) TITLE/SURVEY. Within ten (10) days after the date hereof, Seller will furnish to Purchaser (i) a current title commitment ("Commitment") for an owner's title policy issued by the Title Company showing title in Seller (with copies of all underlying title documents listed in the Commitment other than any financing documents encumbering the Real Property), (which Commitment is in a nominal amount, but shall be increased to the Purchase Price at Closing), and (ii) a survey ("Survey") for the Real Property prepared in accordance with the Minimum Standard Detail Requirements for Class A Land Title Surveys (jointly established by ALTA/ACSM as revised in 1999) and certified to Purchaser, Seller and the Title Company. If the Survey discloses survey defects or if the Commitment shows exceptions which defects or exceptions are not acceptable to Purchaser (collectively, "Unpermitted Encumbrances"), then Purchaser shall notify Seller, in writing, on or before the date which is five (5) days prior to the Contingency Date, specifying the Unpermitted Encumbrances, and, prior to the Contingency Date, Purchaser shall have received assurances satisfactory to Purchaser, in its reasonable discretion, that the Unpermitted Encumbrances will be removed or endorsed over on or before Closing. Any matter shown on the Commitment or the Survey and not objected to by Purchaser in the manner provided above shall be a permitted encumbrance.

                  (b) DUE DILIGENCE MATERIALS; TESTS. Upon execution of this Agreement Seller has delivered to Purchaser true and correct copies of all Leases, Permits, Service Contracts, Warranties, Plans and any environmental assessments and soils reports in Seller's possession or control with respect to the Subject Property, for Purchaser's review and analysis. Seller shall allow Purchaser and Purchaser's officers, employees, agents, attorneys, architects and engineers access to the Real Property, subject to the rights of the tenants under the Leases (collectively, "Tenants") without charge and at all reasonable times, for the purpose of making such inspections, tests and verifications (collectively, "Tests") as they shall deem reasonably necessary. On or before the Contingency Date, Purchaser shall be satisfied, in its sole and absolute discretion, with the results of the Tests. Purchaser shall pay all costs and expenses of the Tests and shall defend, indemnify and hold harmless Seller, and its agents, employees and contractors, and the Subject Property, from and against any and all loss, cost, damage, liability, settlement, cause of action or threat thereof or expense (including, without limitation, reasonable attorneys' fees and costs) arising from or relating to the Tests. Purchaser shall promptly repair and restore any damage to the Subject Property attributable to the conduct of the Tests, and shall promptly return the Subject Property to substantially the same condition as existed prior to the conduct of the Tests. No Tests shall be conducted without Seller's

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         approval as to the time and manner of such Tests, which approval shall not be unreasonably withheld or delayed. At Seller's sole option, any such Tests shall be performed in the presence of a representative of Seller. All Tests shall be conducted in such a manner so as to minimize interference with the operation of the Subject Property and the business of any and all Tenants and occupants thereof. Anything in this Agreement to the contrary notwithstanding, the indemnity, defense and hold harmless obligations of Purchaser under this Section 3(b) shall survive Closing and any termination of this Agreement.

                  (c) BOARD APPROVAL. Purchaser shall have obtained approval of the Purchaser's Board of Directors to consummate the purchase contemplated by this Agreement.

         Purchaser shall, on or before the Contingency Date notify Seller in writing if the Conditions Precedent have not been satisfied or waived by Purchaser, in Purchaser's sole and absolute discretion. If Purchaser so timely notifies Seller, then this Agreement shall terminate and Purchaser shall receive a return of the Initial Earnest Money, provided Purchaser shall execute any document reasonably required by Seller to evidence such termination including, without limitation, a quit claim deed. Upon such termination, neither party will have any further rights or obligations (other than the obligations of Purchaser set forth in Section 3(b) and the indemnity obligations of Purchaser set forth in Articles 14 and 15, which obligations shall survive any such termination) regarding this Agreement or the Subject Property. If Purchaser gives notice that the Conditions have been satisfied or waived by Purchaser, or if Purchaser fails to notify Seller on or prior to the Contingency Date that the Conditions Precedent have not been satisfied or waived by Purchaser, then Purchaser's termination right set forth in this Section 3 shall be deemed to have been waived by Purchaser, in which event (i) Purchaser shall deposit the Additional Earnest Money with the Title Company within two (2) days after the Contingency Date, (ii) all of the Earnest Money (including the Initial Earnest Money and the Additional Earnest Money) shall become non-refundable as of the Contingency Date, except as specifically provide otherwise herein, and (iii) the parties shall proceed to Closing in accordance with the provisions herein contained.

         4. COVENANTS BY SELLER. Seller covenants and agrees with Purchaser that from the date hereof until the Closing Date (as such term is defined in Section 8(a) hereof), Seller shall conduct its business involving the Subject Property as follows (except as specifically provided to the contrary herein):

                  (a) TRANSFERS; EASEMENTS. Seller shall refrain from transferring any of the Subject Property, or creating on the Real Property any easements provided, however, that nothing herein shall preclude Seller from (i) replacing any equipment, supplies or machinery in the ordinary course of operating the Subject Property or (ii) entering into any easements or other documents required by any applicable governmental or quasi-governmental authority or provider of utility services.

                  (b) CONTRACTS. Seller shall refrain from entering into or amending any contracts or other agreements regarding the Subject Property that would be binding on Purchaser following consummation of the sale contemplated by this Agreement without

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         the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed and which shall be deemed given by Purchaser if Purchaser does not object to Seller's request for approval within five (5) business days. Nothwithstanding the foregoing, Seller may (i) enter into an amendment of the Declaration (as defined in Section 25 hereof) pursuant to the terms of Section 25 hereof and (ii) execute and record a Map of Dedication of Northsight II (the "Map of Dedication") in the map records of Maricopa County, Arizona. Upon the filing of the Map of Dedication, the legal description of the Real Property will be the description shown on Exhibit N attached hereto (the "Revised Legal Description"). Provided that the Map of Dedication is recorded prior to the Closing Date, the legal description to be conveyed pursuant to the Deed and the other Seller Closing Documents will be the Revised Legal Description.

                  (c) OPERATIONS. Seller shall operate, maintain, repair and insure the Subject Property in a manner consistent with the existing operation, maintenance, repair and insurance of the Subject Property.

         5.       REPRESENTATIONS AND WARRANTIES BY SELLER.

                  (a) REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to Purchaser as follows:

                           (i) AUTHORITY. Seller is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Delaware and in good standing under the laws of the State of Arizona. Seller has the requisite power and authority to enter into and perform this Agreement and Seller's Closing Documents (as such term is defined in Section 9(a) hereof). This Agreement and Seller's Closing Documents have been duly authorized by all necessary action on the part of Seller and have been or will be duly executed and delivered by Seller. Seller's execution, delivery and performance of this Agreement and Seller's Closing Documents will not conflict with or result in a violation of Seller's organizational documents, or any judgment, order or decree of any court or arbiter, to which Seller is a party. This Agreement and Seller's Closing Documents are valid and binding obligations of Seller, and are enforceable against Seller in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, creditor's rights and other similar laws.

                           (ii) UTILITIES. Seller has received no written notice of actual or threatened reduction or curtailment of any utility service currently supplied to the Real Property.

                           (iii) HAZARDOUS SUBSTANCES. Except as disclosed by any environmental assessment or report delivered to or received by Purchaser (including, without limitation, any environmental assessments or reports delivered by Seller to Purchaser), to Seller's actual knowledge, (A) the Real Property has never been used for the production, storage, deposit or disposal of hazardous substances in any reportable quantities under and in violation of applicable environmental laws; (B) no above or below ground storage tank is or has been

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                  located at the Real Property; (C) Seller has not received any written notice from any applicable governmental authority that any hazardous substances have been placed or located upon the Real Property in violation of applicable environmental laws; and (D) Seller has no knowledge of any material adverse environmental condition related to the Real Property except as set forth in the environmental reports in the possession or control of Seller.

                           (iv) FIRPTA. Seller is not a "foreign person," "foreign partnership," "foreign trust" or "foreign estate" as those terms are defined in Section 1445 of the Internal Revenue Code.

                           (v) PROCEEDINGS. There is no action, litigation, condemnation or proceeding of any kind pending or, to the best knowledge of Seller, threatened against Seller, which would have a material and adverse affect on the ability of Seller to perform its obligations under this Agreement, or against any portion of the Real Property.

                           (vi) CONDITION OF THE REAL PROPERTY. Seller has not received written notice from any governmental authority having jurisdiction over the Real Property of any violation of any applicable law, rule, regulation or code of any such governmental authority, which has not been cured or remedied. To the best of Seller's knowledge, except as disclosed by any engineering report received by Purchaser with respect to the Real Property, the major structural, mechanical and electrical systems constituting the Improvements are in good working order and condition to perform the work or function for which intended. To the best of Seller's knowledge, there are no material adverse physical conditions or defects in or on the Improvements, except as disclosed in writing to Purchaser. Seller has provided to Purchaser copies of all written engineering reports in Seller's possession or control regarding the condition of the Real Property.

                           (vii)    LEASES.

                           (A) Exhibit B is a true and complete list of all of the Leases or other occupancy agreements. Except as set forth in the Leases, there are no options to expand, rights of first refusal, options to terminate without cause of Seller, options to renew, options to purchase, or any rent abatements given to any of the Tenants after the Tenants are in occupancy and paying rent.

                           (B) To the best of Seller's knowledge, each of the Trapeze Lease and the License Agreement with Voice Stream PCS III, Corporation (the "Voice Stream License") is in full force and effect according to the terms set forth therein, and has not been modified, amended, or altered, in writing or otherwise, except as set forth in Exhibit B.

                           (C) Seller has not received written notice from the Tenant under the Trapeze Lease or the licensee under the Voice Stream License of any unperformed obligation of the landlord under such Leases, including, without limitation, failure of the landlord to construct

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                                    any required tenant improvements. Neither of
                                    the tenants under the Trapeze Lease and the Voice Stream License has asserted in writing to Seller any offsets, defenses or claims available against rent payable by it or other performance or obligations otherwise due from it under the Trapeze Lease or the Voice Stream License, respectively. To the best of Seller's knowledge, with respect to the Trapeze Lease as of the date hereof, all tenant improvement allowances have been paid and all tenant improvements have been completed.

                           (D) To the best of Seller's knowledge, neither the tenant under the Trapeze Lease nor the licensee under the Voice Stream License is in default under its Lease (beyond any applicable grace or cure period), and neither is in arrears in the payment of any sums or in the performance of any obligations required of it under such Trapeze Lease or Voice Stream License, as appropriate.

                           (E) There are no brokers' commissions, finders' fees, or other charges payable or to become payable to any third party on behalf of Seller as a result of or in connection with the Trapeze Lease, including, without limitation, any unexecuted options to expand or renew, other than as set forth on Exhibit C attached hereto and made a part hereof.

                           (viii) SPECIAL ASSESSMENTS. Except as shown on any tax bills delivered to Purchaser and the Commitment, Seller has not received any notice, in writing, of any special assessment which affects the Subject Property.

                  (b) SELLER'S KNOWLEDGE. For purposes of this Agreement, the phrase "to the best of Seller's knowledge" or words of similar import shall mean the actual knowledge of Scott Haugen of Opus Properties, L.L.C., and Patrick Mascia, Vice President of Seller, without independent inquiry or investigation.

                  (c) REPRESENTATION AND WARRANTY BECOMING UNTRUE. In the event that, between the date of this Agreement and the Closing Date, Seller becomes aware that any of the foregoing representations and warranties of Seller is no longer true and correct, Seller shall promptly notify Purchaser thereof in writing. Seller covenants and agrees, within thirty (30) days (such thirty (30)-day period being sometimes hereinafter referred to as the "Warranty Cure Period"), to use reasonable efforts to cure any such then- incorrect representations and warranties, and the Closing shall be delayed in accordance with this Section 5(c) while Seller undertakes such efforts. If, after using reasonable efforts, Seller cannot effect such cure on or before the expiration of the Warranty Cure Period, Purchaser shall, within five
         (5) business days following expiration of the Warranty Cure Period, elect either (i) to terminate this Agreement (other than the obligations of Purchaser and Seller set forth in Sections 3(b), 14 and 15 hereof, which obligations shall survive any such termination), provided Purchaser shall execute any document reasonably required by Seller to evidence such termination including, without

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         limitation, a quit claim deed, or (ii) to waive any such incorrect representations and warranties of Seller, and thereby release Seller from any and all liability or obligations with respect thereto, and to proceed hereunder. Failure of Purchaser to notify Seller within the aforesaid five (5)-business day period shall constitute Purchaser's irrevocable election under clause (ii) of the immediately preceding sentence. In the event that Purchaser terminates this Agreement as provided in clause (i) above, and provided that Purchaser is not in breach or default hereunder beyond any applicable grace or cure period, the Earnest Money shall be promptly returned to Purchaser.

         6. REPRESENTATIONS AND WARRANTIES BY PURCHASER. Purchaser represents and warrants to Seller that Purchaser is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and in good standing under the laws of the State of Arizona; that Purchaser has the requisite power and authority to enter into this Agreement and the Purchaser's Closing Documents (as herein defined); such documents have been duly authorized by all necessary action on the part of Purchaser and have been or will be duly executed and delivered; that the execution, delivery and performance by Purchaser of such documents will not conflict with or result in violation of Purchaser's organizational documents or any judgment, order or decree of any court or arbiter to which Purchaser is a party; such documents are valid and binding obligations of Purchaser, and are enforceable against Purchaser in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, creditor's rights and other similar laws.

         7. OTHER MATTERS RELATED TO REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER. The respective representations and warranties of Seller and Purchaser contained in this Agreement shall survive Closing; provided, however, that (a) any cause of action that Purchaser may have against Seller by reason of a breach or default of any of Seller's representations and warranties set forth herein shall automatically expire on the date which is one (1) year after the Closing Date ("Warranty Expiration Date"), except that the same shall not expire as to any such breach or default as to which Purchaser has instituted litigation against Seller prior to the Warranty Expiration Date; (b) Seller's total liability for any breach or breaches of its representations and warranties set forth herein shall in no event exceed $7,000,000, which liability limit shall survive closing and (c) Seller shall have no liability whatsoever to Purchaser with respect to any breach or breaches by Seller of its representations and warranties set forth herein, if, prior to Closing, Purchaser obtains knowledge by virtue of its current or prior occupancy of the Subject Property as the tenant under the JDA Lease or through a written document or report received on or prior to the Closing Date of a fact or circumstance, the existence of which would constitute a breach of Seller's representations and warranties set forth herein. Among other things, for purposes hereof, Purchaser shall be deemed to have knowledge of any fact or circumstance set forth in any environmental assessments, engineering reports, estoppel certificates delivered by the tenant under the Trapeze Lease, or other written materials reviewed or received by Purchaser on or prior to the Closing Date. Seller's representations and warranties set forth herein shall be deemed automatically modified to the extent that any information contained in any environmental assessments or engineering reports or other written materials reviewed or received by Purchaser prior to the Closing Date is inconsistent with the matters which are the subject to such representations and warranties. Notwithstanding the foregoing, Seller shall have no liability with respect to any breach to the extent the loss sustained by Purchaser as a result thereof does not exceed $10,000.00 in the aggregate, provided, further if

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any such loss exceeds $10,000.00, Seller shall be liable for the total amount of such loss subject to the maximum liability provisions herein contained. For purposes of this Agreement, "Purchaser's knowledge" or words of similar import shall mean the actual knowledge of Paul Mehlhorn, Vice President of Purchaser.

         8.       CLOSING.

                  (a) CLOSING DATE. The closing of the purchase and sale contemplated by this Agreement ("Closing") shall occur on the date which is forty-five (45) days after the Contingency Date, or on such earlier or later date as Seller and Purchaser may mutually agree, subject to delays occasioned by operation of Sections 5(c) or 9(b) hereof ("Closing Date"). The closing shall be consummated through escrow as described in Section 9(e) below.

                  (b) PURCHASER'S CLOSING CONDITIONS PRECEDENT. Purchaser's obligation to consummate the transaction contemplated by this Agreement shall be subject to satisfaction or waiver of each of the following conditions ("Purchaser's Closing Conditions Precedent"); provided, however, that Purchaser shall have the unilateral right to waive any Purchaser's Closing Condition Precedent, in whole or in part, by written notice to Seller:

                           (i) The representations and warranties of Seller set forth in Section 5(a) hereof shall be, in all material respects, true and complete.

                           (ii) Seller shall have performed all of the obligations required to be performed by Seller under this Agreement, as and when required by this Agreement, in all material respects.

                           (iii) Seller shall have delivered at Closing the Seller's Closing Documents, the Joint Closing Documents, and a "marked-up" title commitment or pro forma title policy pursuant to Section 9(b) hereof.

                           (iv) Purchaser shall have received on or before the Closing Date, an estoppel certificate from the tenant under the Trapeze Lease in the form attached to the Trapeze Lease, or if no form is attached, then substantially in the form of Exhibit I attached hereto, or otherwise approved by Purchaser. No estoppel certificate shall be required for JDA Software Group, Inc., as tenant, or for the tenant under the McLeod Lease (as defined in Section 26).

                           (v) Seller shall provide evidence to Purchaser that the McLeod Lease (as defined in Section 26 hereof) has been terminated on or before the Closing Date as provided in
                  Section 26 hereof.

                           (vi) An amendment to the Declaration (as defined in Section 25 hereof) shall have been prepared and shall be executed at or prior to Closing providing that if the sale of the Subject Property to the Purchaser hereunder is consummated, Purchaser shall succeed to the rights, obligations and duties of the

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                  Declarant under the Declaration in the event that Opus West
                  Corporation is no longer the Declarant.

                  (c) SELLER'S CONDITIONS PRECEDENT. Seller's obligation to consummate the transaction contemplated by this Agreement shall be subject to satisfaction or waiver of each of the following conditions ("Seller's Closing Conditions Precedent"); provided, however, that Seller shall have the unilateral right to waive any Seller's Closing Condition Precedent, in whole or in part, by written notice to
         Purchaser:

                           (i) The representations and warranties of Purchaser set forth in Section 6 hereof shall be, in all material respects, true and complete.

                           (ii) Purchaser shall have performed all of the obligations required to be performed by Purchaser under this Agreement, as and when required by this Agreement, in all material respects.

                           (iii) The Tenant under the JDA Lease shall not be in default under the terms of the JDA Lease, and all rents due under the JDA Lease shall be paid in full through and including the Closing Date.

                  (d) FAILURE OF CONDITION PRECEDENT. In the event that Purchaser's Closing Conditions Precedent or Seller's Closing Conditions Precedent, as the case may be, have not been satisfied or waived as of the scheduled Closing Date as the same may be extended as permitted above, and provided the failure to satisfy or waive any such condition is not attributable to a breach or default of this Agreement by Seller or Purchaser, as the case may be (in which event the provisions of Section 11 shall apply), this Agreement shall terminate (other than the obligations of Purchaser and Seller set forth in Sections 3(b), 14 and 15 hereof, which obligations shall survive any such termination), and the Earnest Money shall be returned to Purchaser, provided, however, upon such termination Purchaser shall, at the request of Seller, execute any document reasonably requested by Seller to evidence such termination, including, without limitation, a quit claim deed. Upon such termination, neither party will have any further rights or obligations (except the obligations of Purchaser under Section 3(b) and the obligations of Purchaser and Seller set forth in Sections 14 and 15 hereof, which obligations shall survive any such termination).

         9.       CLOSING DELIVERIES.

                  (a) SELLER'S CLOSING DOCUMENTS. On the Closing Date, Seller shall execute and/or deliver to Purchaser or cause to be executed and/or delivered the following (collectively, "Seller's Closing Documents"):

                           (i) DEED. A Special Warranty Deed conveying the Real Property to Purchaser in the form set forth in Exhibit J attached hereto and made a part hereof (the "Deed").

                           (ii) BILL OF SALE. A Bill of Sale transferring the Personal Property to Purchaser, in the form set forth in Exhibit K attached hereto and made a part hereof.

                           (iii) SELLER'S AFFIDAVIT. An Affidavit of Seller in favor of the Title Company indicating that on the Closing Date, to the best of Seller's knowledge, there are no outstanding, unsatisfied judgments, tax liens (other than the lien of real estate taxes not yet due and payable) or bankruptcies against or involving Seller or the Real Property; and that, to the best of Seller's knowledge, there are no other unrecorded interests in the Real Property other than the Leases or any other document shown on the Commitment.

                           (iv) ORIGINAL DOCUMENTS. Original copies of the Leases, the Permits, those of the Service Contracts (if any) to be assigned to and assumed by Purchaser pursuant to Section l(e) hereof, the Warranties and the Plans, to the extent that the same are in Seller's possession and have not previously been delivered to Purchaser.

                           (v) FIRPTA AFFIDAVIT. A non-foreign affidavit properly containing such information as is required by Section 1445(b)(2) of the Internal Revenue Code and the regulations promulgated thereunder.

                           (vi) KEYS AND MANUALS. All keys to locks on the Subject Property and all manuals for equipment with respect to the Subject Property in the possession or control of Seller.

                           (vii) TITLE DOCUMENTS. Affidavits and personal undertakings of Seller relating to gap coverage, mechanic's liens, creditor's rights and all other documents reasonably required by the Title Company to issue the Policy to Purchaser.

                           (viii) CLOSING CERTIFICATE. A Closing Certificate executed by Seller certifying that representations and warranties made by Seller herein are true as of the Closing Date, as modified in the interim.

                           (ix)     MANAGEMENT AND LEASING AGREEMENT
                  TERMINATIONS. A termination of existing management agreements and leasing brokerage agreements, if any, and those Service Contracts which Purchaser requests be terminated.

                           (x) FINANCIAL RECORDS. Financial records directly related to operation of the Subject Property.

                           (xi) TENANT ESTOPPEL CERTIFICATES. Subject to the terms of Section 8(b)(iv) hereof, a tenant estoppel certificate from the tenant under the Trapeze Lease. Notwithstanding the foregoing, Seller shall not be in default under this Agreement if Seller is unable to obtain an estoppel certificate from the tenant under the Trapeze Lease, and no costs, expenses or other damages shall be due to Purchaser due to such event.

                  (b) TITLE POLICY. At Closing, Seller shall cause the Title Company to deliver to Purchaser its owner's title insurance policy required by this Agreement, in the form of an ALTA Form (10/17/92) or a marked-up title commitment or pro forma owners policy, together with endorsements reasonably requested by Purchaser prior to the Contingency Date and which are approved by the Seller. If the owner's title insurance policy which the Title Company is prepared to issue shows any Unpermitted Encumbrances, Seller covenants and agrees, within thirty (30) days (such thirty (30)-day period being sometimes hereinafter referred to as the "Title Cure Period"), to use reasonable efforts to remove such Unpermitted Encumbrances or to cause the Title Company to issue its endorsement over any such Unpermitted Encumbrances, and the Closing shall be delayed in accordance with this
         Section 9(b) while Seller undertakes such efforts. If, after using reasonable efforts as aforesaid, Seller cannot cause such Unpermitted Encumbrances to be removed, or Seller cannot cause the Title Company to issue its endorsement over any such Unpermitted Encumbrances, on or before the expiration of the Title Cure Period, Purchaser shall, within five (5) business days following expiration of the Title Cure Period, elect either (i) to terminate this Agreement (other than the obligations set forth in Sections 3(b), 14 and 15 hereof, which obligations shall survive any such termination), or (ii) to take title to the Real Property as it then is (without any abatement in the Purchase Price). Failure of Purchaser to notify Seller within the aforesaid five (5)-business day period shall constitute Purchaser's irrevocable election under clause (ii) of the immediately preceding sentence. In the event that Purchaser terminates this Agreement as provided in clause (i) above, the Earnest Money shall be promptly returned to Purchaser, provided, however, upon such termination Purchaser shall, at the request of Seller, execute any document reasonably requested by Seller to evidence such termination, including, without limitation, a quit claim deed. Upon such termination, neither party will have any further rights or obligations (except the obligations of Purchaser under Section 3(b) and the obligations of Purchaser and Seller set forth in Sections 14 and 15 hereof, which obligations shall survive any such termination).

                  (c) PURCHASER'S CLOSING DOCUMENTS. On the Closing Date, Purchaser shall execute and/or deliver or cause to be executed and/or delivered to Seller the following (collectively, "Purchaser's Closing Documents"):

                           (i) PURCHASE PRICE. The Purchase Price, plus or minus prorations and other adjustments, if any, by wire transfer of immediately available funds to be received in Title Company's trust account on or before 11:00 a.m. central time on the Closing Date.

                           (ii)     TITLE DOCUMENTS. Such affidavits of
                  Purchaser and other documents as may be reasonably required by the Title Company in order to record the Deed and issue the title insurance policy required by this Agreement and which are reasonably acceptable to Purchaser.

                           (iii) MISCELLANEOUS. Other documents reasonably required to consummate the transaction this Agreement contemplates.

                  (d) PURCHASER'S AND SELLER'S CLOSING DOCUMENTS. On the Closing Date, Seller and Purchaser shall jointly execute and deliver the following (collectively, the "Joint Closing Documents"):

                           (i) CLOSING STATEMENT. A closing statement in form and substance reasonably acceptable to both Seller and Purchaser, and consistent with the terms, provisions and conditions of this Agreement, showing the Purchase Price and all prorations, adjustments, credits and debits this Agreement describes or requires.

                           (ii) ASSIGNMENT AND ASSUMPTION OF LEASES. An Assignment and Assumption of Leases in the form of Exhibit L hereof.

                           (iii) ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND PROJECT DOCUMENTS. An Assignment and Assumption Agreement of Contracts and Project Documents in the form of Exhibit M hereto.

                           (iv) NOTICES TO TENANT. Written notice to the tenant under the Trapeze Lease advising it of the sale of the Subject Property and directing it to make future lease payments and to send all notices or other communications to Purchaser at the place designated by Purchaser.

                           (v) AFFIDAVIT OF PROPERTY VALUE. An Affidavit of Property Value as required by the Arizona Department of Revenue.

                           (vi) DESIGNATION AGREEMENT. A Designation Agreement executed by Seller, Purchaser and Title Company designating the "reporting person" for purposes of completing the Internal Revenue Service Form 1099 and, if applicable, Internal Revenue Form 8594.

                           (vii) MISCELLANEOUS. Such other documents, instruments and affidavits as shall be reasonably necessary to consummate the transaction contemplated by this Agreement, including, without limitation, affidavits identifying any brokers involved as the only persons entitled to a brokerage or similar commission in connection with consummation of the transaction contemplated hereby, and which are reasonably acceptable to Seller and Purchaser.

                           (viii) TAX AGREEMENT. A letter agreement by and between Seller and Purchaser regarding allocation and proration of real estate taxes (the "Tax Agreement").

                  (e) ESCROW CLOSING. This transaction shall be closed through an escrow pursuant to escrow instructions reasonably acceptable to Seller and Purchaser or, if Seller and/or Purchaser fail to so agree, at the office of the Seller's attorney. The attorneys for both Seller and Purchaser are authorized to sign the escrow agreement. Upon the creation of such escrow, payment of the Purchase Price and delivery of the Deed shall be made through the escrow. The cost of the deed and money escrow shall be divided equally between Seller and Purchaser; provided, however, that Purchaser shall be solely responsible for any costs associated with a separate money lender's escrow. This Agreement shall not be merged into nor in any manner superseded by the deed and money escrow agreement.

         10. ADJUSTMENT AND PRORATIONS. Seller and Purchaser shall make all adjustments and apportion all income and expenses with respect to the Subject Property, including, without limitation, the following:

                  (a) REAL ESTATE TAXES AND SPECIAL ASSESSMENTS. Seller shall be responsible for payment to the collecting authorities of all real estate taxes and installments of special assessments and other assessments of any kind or nature whatsoever ("Taxes") which have been assessed against the Real Property and which are due and payable as of the date (the "Proration Date") immediately preceding the Closing Date, and Purchaser shall be responsible for payment to the collecting authorities of all Taxes which have been or will be assessed and which become due and payable on and after the Closing Date. With respect to Taxes which have been assessed against the Real Property but which are not due and payable as of the day prior to the Closing Date, such Taxes shall be prorated as of the day prior to the Closing Date on the basis of the most recent ascertainable Taxes, with Seller providing Purchaser a credit at Closing for such prorated amount; provided, however, there shall be no proration of Taxes to the extent that Taxes are or will be payable by tenants under Leases, and provided further that Seller provides Purchaser a credit at closing in an amount equal to the monthly amounts which Seller has received from tenants under the Leases (and including any tax payments received under the McLeod Lease) for Taxes which have been assessed against the Real Property but which are not due and payable. To the extent the provisions of the Tax Agreement are inconsistent with this Section 10(a), the Tax Agreement shall control.

                  (b) TITLE INSURANCE. Seller shall pay all title examination fees of Title Company and the premium for cost of the standard coverage portion of the Owner's Policy, without endorsements. Purchaser shall pay the costs of the extended coverage portion of the Owner's Policy and all fees Title Company charged for endorsements to the Owner's Policy.

                  (c) SURVEY COSTS. Seller shall pay all costs of the Survey.

                  (d) CLOSING FEE. Seller and Purchaser shall each pay one-half of the closing fee or escrow fee Title Company charges.

                  (e) TRANSFER TAX. Seller shall pay all documentation, stamp and transfer taxes payable in connection with the transfer of the Subject Property (other than any mortgage registration tax or other fees or expenses applicable to any financing Purchaser secures).

                  (f) RENTS/TENANT EXPENSE CONTRIBUTIONS. Except as described in subsection (g) below, Seller and Purchaser shall prorate on an accrual basis to the Closing

         Date and on the basis of the most reliable information available, all current and advance rent payments of each tenant under the Leases; all real estate taxes, special assessments, operating expenses, insurance and other charges and amounts payable by each tenant under the Leases (collectively, "Expense Contributions"); all utility deposits made by Seller; and all other accrued and prepaid expenses and income. Seller shall receive a credit at Closing for all rent and additional rent due under the JDA Lease through and including the Closing Date. When actual Expense Contributions for the year in which Closing occurs are known, Purchaser shall bill the tenants under the Leases for the additional amount, if any, owed by such tenants as a result of non-payment or underpayment of such tenants' share of Expense Contributions for the year to which such Expense Contributions apply under the Leases. Upon collection of such amounts the same shall be reported between Seller and Purchaser, and Purchaser shall pay Seller all amounts due Seller for the period up to and including the Proration Date. In the event Expense Contributions collected by Seller for the period up to and including the Proration Date exceed actual Expense Contributions for such period, Seller shall pay to Purchaser an amount equal to the excess of Expense Contributions collected over actual Expense Contributions for such period as soon as reasonably practical after such Expense Contributions are known. Seller shall have the right, upon five (5) days written notice, to inspect the books and records of the Subject Property to verify that Purchaser is remitting to Seller all amounts required to be remitted to Seller according to the terms of this Agreement.

                  (g) DELINQUENT RENTS UNDER THE TRAPEZE LEASE. In the event that on the Closing Date any tenant under the Trapeze Lease is delinquent in the payment of any rent (base rent and additional rent), billed but unpaid at the time of Closing, then no proration of such rent shall be made at Closing, and Seller may attempt to collect in the manner described in this subsection (g). With prior notice to Purchaser, Seller may take such action as Seller deems necessary against the tenant under the Trapeze Lease who is delinquent in the payment of rent (base rent or additional rent) as of the Closing Date to collect such unpaid rent; provided, however, that Seller will not attempt to terminate such tenant's right to possess its premises or its lease. If Seller recovers any amount from such tenant, Seller will apply such amount in the following order of priority: (a) first, to Seller to offset Seller's collection costs and rent accrued but unpaid prior to the Closing Date; and (b) second, the balance to Seller. If Purchaser recovers any such delinquent amounts, Purchaser will apply such amounts in the following order of priority: (a) first to Purchaser to offset Purchaser's collection costs and any rent accrued but unpaid after the Closing Date; and (b) second, the balance to Seller.

                  (h) SECURITY DEPOSITS. Purchaser shall receive a credit against the Purchase Price in an amount equal to the sum of all unapplied cash security deposits in Seller's possession plus, if accrued interest on such security deposits must be reimbursed to any tenant that paid a security deposit, all interest accrued on such security deposits.

                  (i) RECORDING COSTS. Seller shall pay all costs to record documents necessary for Seller to place record title to the Real Property in marketable condition. Purchaser shall pay the cost of recording the Deed and all other recording costs.

                  (j) McLEOD TERMINATION FEE. Purchaser shall receive a credit against the purchase Price in an amount equal to the McLeod Termination Fee (as defined in Section 26 hereof) to the extent such McLeod Termination Fee has been received by Seller.

                  (k) OTHER COSTS. All other costs shall be allocated in accordance with the customs prevailing in similar transactions in the greater Phoenix, Arizona metropolitan area.

Except as otherwise expressly provided in this Agreement, all prorations provided for herein shall be final.

         11. DEFAULT/REMEDIES. In the event of a breach or default by Seller in closing the transaction contemplated by this Agreement, Purchaser, as its sole and exclusive remedy, shall have the right either (i) to terminate this Agreement and receive a return of the Earnest Money, or (ii) to enforce specific performance of this Agreement, provided that any action for specific performance be commenced within ninety (90) days of the scheduled Closing Date, as the same may have been extended pursuant to the provisions hereof. Except as otherwise provided in Sections 3(b), 14 and 15 hereof, which shall survive termination of the Agreement, in the event of a breach or default by Purchaser in closing the transaction contemplated by this Agreement, Seller, as its sole and exclusive remedy, shall have the right to terminate this Agreement and receive the Earnest Money as liquidated damages, it being agreed by the Seller and the Purchaser that the damages to the Seller in case of default by Purchaser may be impossible to ascertain and that the Earnest Money constitutes a fair and reasonable amount of damages in the circumstances. Nothing herein contained shall limit the rights or obligations of the parties with respect to a default under this Agreement occurring from and after the Closing Date, and in such case the parties shall have all rights and remedies available at law, in equity or otherwise including, without limitation, the right to specific performance, subject to the conditions and limitations herein set forth including, without limitation, the provisions of Section 7 hereof. Notwithstanding anything herein to the contrary, neither party shall be entitled to receive special, consequential, incidental, or punitive damages under this Agreement.

         12. DAMAGE. If, prior to the Closing Date, all or any part of the Improvements are substantially damaged by fire or other casualty, Seller shall promptly give notice to Purchaser of such fact. Thereafter, at Purchaser's option (to be exercised by Purchaser's written notice to Seller given within thirty (30) days after Seller's initial notice to Purchaser), this Agreement shall terminate. In the event of any such termination of this Agreement, neither party will have any further obligations under this Agreement (other than the obligations set forth in Sections 3(b), 14 and 15 hereof, which obligations shall survive any such termination), and the Earnest Money shall be refunded to Purchaser provided Purchaser is not in breach or default hereunder beyond any applicable grace or cure period, and Purchaser shall, at the request of Seller, execute any document reasonably requested by Seller to evidence such termination including, without limitation, a quit claim deed. If Purchaser fails to elect to terminate (in the manner provided in this Section 12) despite such damage, or if the Improvements are damaged but not substantially, Seller shall promptly commence to repair such damage or destruction and to return the Improvements to substantially their condition prior to such damage. If such damage shall be completely repaired prior to the Closing Date, then there shall be no reduction in the Purchase Price, and Seller shall retain the proceeds of all insurance related to such damage. If such damage shall not be completely repaired prior to the Closing Date, but Seller is diligently proceeding to repair, then Seller shall complete the repair after the Closing Date and shall be entitled to receive the proceeds of all insurance related to such damage; provided, however, that Purchaser shall have the right to delay the Closing Date until repair is completed. For purposes of this
Section 12, the words "substantially damaged" mean damage that would cost $250,000 or more to repair, as reasonably determined by Seller.

         13. CONDEMNATION. If, prior to the Closing Date, eminent domain proceedings are commenced against all or any substantial part of the Subject Property, Seller shall immediately give notice to Purchaser of such fact and, at Purchaser's option (to be exercised within thirty (30) days after Seller's notice), this Agreement shall terminate. In the event of any such termination, neither party will have further obligations under this Agreement (other than the obligations set forth in Sections 3(b) and 14 hereof, which obligations shall survive any such termination), and the Earnest Money shall be refunded to Purchaser provided Purchaser is not in breach or default hereunder beyond any applicable grace or cure period, and Purchaser shall, at the request of Seller, execute any document reasonably requested by Seller to evidence such termination including, without limitation, a quit claim deed. If Purchaser fails to elect to terminate (in the manner provided in this Section 13), then there shall be no reduction in the Purchase Price, and Seller shall assign to Purchaser at the Closing Date all of Seller's right, title and interest in and to any award made or to be made in the condemnation proceedings. Prior to the Closing Date, Seller shall not designate counsel, appear in, or otherwise act with respect to the condemnation proceedings without Purchaser's prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, that if any action is necessary with respect to such proceeding to avoid any forfeiture or material prejudice, Seller shall be entitled to take such action as and to the extent necessary without obtaining Purchaser's prior written consent. For purposes of this Section, the words "substantial part" mean the fair market value of the portion of the Subject Property to be so taken exceeds $250,000.

         14. BROKER'S COMMISSION. Seller represents and warrants to Purchaser that in connection with the transaction contemplated hereby, no third party broker or finder has been engaged or consulted by Seller or is entitled to compensation or commission in connection herewith other than R. Craig Coppola of Lee & Associates Arizona (the "Broker"). Seller shall pay to the Broker a commission in the aggregate amount of $236,000 at Closing, if the transaction contemplated by the Agreement is consummated. Seller shall defend, indemnify and hold harmless Purchaser from and against any and all claims of brokers, finders or any like third party claiming any right to commission or compensation by or through acts of Seller in connection herewith. Purchaser represents and warrants to Seller that in connection with the transaction contemplated hereby, no third party broker or finder has been engaged or consulted by Purchaser or is entitled to compensation or commission in connection herewith other than the Broker. Purchaser shall defend, indemnify and hold harmless Seller from and against any and all claims of brokers, finders or any like party claiming any right to commission or compensation by or through acts of Purchaser in connection herewith. The indemnity obligations hereunder, in favor of both Seller and Purchaser, shall include, without limitation, all damages, losses, risks, liabilities and expenses (including, without limitation, reasonable attorneys' fees and costs) arising from and related to matters being indemnified hereunder; provided, however, that the total liability of Seller with respect to the foregoing shall be subject to the conditions and limitations set forth in
Section 7 hereof. No broker, finder or like party shall be entitled to rely

(as a third-party beneficiary or otherwise) on the provisions herein in claiming any right to commission or compensation or otherwise. This Section 14 shall survive the expiration or termination of this Agreement or the Closing for one
(1) year following the date of Closing.

         15. MUTUAL INDEMNIFICATION. Seller and Purchaser agree to indemnify each other against and hold each other harmless from all liabilities (including reasonable attorneys' fees and costs in defending against claims) arising out of the ownership, operation or maintenance of the Subject Property for their respective periods of ownership; provided, however, nothing herein shall diminish the defense, indemnity and hold harmless obligations of Purchaser set forth in Section 3(b) hereof with respect to matters arising from or related to the Tests. If and to the extent that the indemnified party has insurance coverage, or the right to make claim against any third party for any amount to be indemnified against as set forth above, the indemnified party will, upon full performance by the indemnifying party of its indemnification obligations, assign such rights to the indemnifying party or, if such rights are not assignable, the indemnified party will diligently pursue such rights by appropriate legal action or proceeding and assign the recovery and/or right of recovery to the indemnifying party to the extent of the indemnification payment made by such party; provided, however, any amounts recovered shall first be applied to reimburse the indemnified party for any unreimbursed costs, expenses or liabilities incurred in pursuing such rights or otherwise subject to and to the extent of indemnification hereunder. The provisions of this paragraph shall survive Closing and execution and delivery of the Deed, subject to the conditions and limitations set forth in Section 7 of this Agreement. Nothing in this Section 15 shall be construed to alter, modify or limit the indemnification rights and obligations of the landlord and tenant under the JDA Lease pursuant to the terms of the JDA Lease.

         16. ASSIGNMENT. Except as provided below Purchaser may not assign its rights under this Agreement without the prior written consent of Seller. Notwithstanding the foregoing, Purchaser may assign its rights under this Agreement prior to Closing to an entity controlled by Purchaser or under common control with Purchaser without the prior consent of Seller, provided that Purchaser provides written notice of any such assignment to Seller prior to Closing. Any assignment (regardless of whether or not such assignment requires consent of Seller) shall be subject to all the provisions, terms, covenants and conditions of this Agreement, and the assignor shall, in any event, continue to be and remain liable under this Agreement, as it may be amended from time to time, as a principal and not as a surety without notice to such assignor. Any such assignment and assumption shall be evidenced by a written agreement in form and substance reasonably acceptable to Seller.

         17. NOTICES. Any notice or other communication in connection with this Agreement shall be in writing and shall be sent by United States certified mail, return receipt requested, postage prepaid, by nationally recognized overnight courier guarantee next business day delivery, by telecopy or facsimile transmission (provided that such notice sent by facsimile is also sent via nationally recognized overnight courier for guaranteed next business day delivery), or by personal delivery, properly addressed as follows:

             If to Seller:        OPUS REAL ESTATE ARIZONA II, L.L.C.
                                  10350 Bren Road West
                                  Minnetonka, MN 95343
                                  Attn: Patrick E. Mascia

                                  Facsimile No.: (952) 656-4750

             With a copy to:      Opus L.L.C.
                                  10350 Bren Road West
                                  Minnetonka, MN 55343
                                  Attn: Legal Department
                                  Facsimile No.: (952) 656-4755

             And a copy to:       Briggs and Morgan, Professional Association
                                  2200 IDS Center
                                  Minneapolis, MN 55402
                                  Attn: Charles R. Haynor
                                  Facsimile No. (612) 977-8650

             If to Purchaser:     JDA Software Group, Inc.
                                  14400 North 87th Street
                                  Scottsdale, AZ 85260
                                  Attn: Paul Mehlhorn, VP - Finance and Planning
                                  Facsimile No.: (480) 308-4265

             With a copy to:      JDA Software Group, Inc.
                                  14400 North 87th Street
                                  Scottsdale, AZ 85260
                                  Attn: Michael Bridge, Esq., VP and
                                     General Counsel
                                  Facsimile No.: (480) 308-3001

All notices shall be deemed given three (3) business days following deposit in the United States mail with respect to certified or registered letters, one (1) business day following deposit if delivered to an overnight courier guaranteeing next day delivery and on the same day if sent by personal delivery or by telecopy or facsimile transmission (with proof of transmission). Attorneys for each party shall be authorized to give notices for each such party. Any party may change its address for the service of notice by giving written notice of such change to the other party, in any manner above specified.

         18. CAPTIONS. The section headings or captions appearing in this Agreement are for convenience only, are not a part of this Agreement, and are not to be considered in interpreting this Agreement.

         19. ENTIRE AGREEMENT; MODIFICATION. This Agreement constitutes the entire agreement between the parties with respect to the subject matter herein contained, and all prior negotiations, discussions, writings and agreements between the parties with respect to the subject matter herein contained are superseded and of no further force and effect. No covenant, term or condition of this Agreement shall be deemed to have been waived by either party, unless such waiver is in writing signed by the party charged with such waiver.

         20. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         21. CONTROLLING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona without application of the choice of law rules of Arizona.

         22. SEVERABILITY. The unenforceability or invalidity of any provisions hereof shall not render any other provision herein contained unenforceable or invalid.

         23. "AS IS" SALE. PURCHASER ACKNOWLEDGES THAT EXCEPT AS SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS SET FORTH IN SUBSECTIONS (i), (ii), (iii),
(v), (vii), (viii), (ix), and (x) OF SECTION 9(a) (A) NEITHER SELLER, NOR ANY OWNER, PRINCIPAL, AGENT, ATTORNEY, EMPLOYEE, BROKER, OR OTHER REPRESENTATIVE OF SELLER, HAS MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE SUBJECT PROPERTY OR ANY MATTER RELATED THERETO, AND (B) PURCHASER IS NOT RELYING ON ANY WARRANTY, REPRESENTATION, OR COVENANT, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONDITION OF THE SUBJECT PROPERTY, AND THAT PURCHASER IS ACQUIRING THE SUBJECT PROPERTY IN ITS "AS-IS" CONDITION WITH ALL FAULTS. IN PARTICULAR, BUT WITHOUT LIMITATION, EXCEPT AS SET FORTH IN THIS AGREEMENT OR THE DOCUMENTS SET FORTH IN SUBSECTIONS (i), (ii),
(iii), (v), (vii), (viii), (ix), and (x) OF SECTION 9(a), SELLER MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE USE, CONDITION, OCCUPATION OR MANAGEMENT OF THE SUBJECT PROPERTY, COMPLIANCE OF THE SUBJECT PROPERTY WITH APPLICABLE STATUTES, LAWS, CODES, ORDINANCES, REGULATIONS OR REQUIREMENTS OR COMPLIANCE OF THE SUBJECT PROPERTY WITH COVENANTS, CONDITIONS, AND RESTRICTIONS, WHETHER OR NOT OF RECORD. PURCHASER ACKNOWLEDGES AND AGREES THAT PURCHASER WILL CONDUCT ITS OWN INVESTIGATIONS AND STUDIES OF THE PROPERTY AND ALL ASPECTS THEREOF, INCLUDING WITHOUT LIMITATION THE PROPERTY'S CHARACTERISTICS, ITS PHYSICAL CONDITION (INCLUDING ANY DEFECTS THEREIN), ALL LEGAL REQUIREMENTS APPLICABLE THERETO, THE OPERATION AND USE THEREOF, THE ENVIRONMENTAL CONDITION OF THE PROPERTY AND ALL MATTERS DESCRIBED IN THE PRECEDING SENTENCE; IF FOR ANY REASON WHATSOEVER PURCHASER IS PRECLUDED BY SELLER FROM CONDUCTING SUCH INVESTIGATIONS AND STUDIES, PURCHASER SHALL BE REQUIRED TO GIVE WRITTEN NOTICE THEREOF TO SELLER PRIOR TO THE CONTINGENCY DATE.

         24. JDA LEASE PROVISIONS. Seller and Purchaser acknowledge that this Agreement and the obligations of the parties hereunder are separate and distinct from the JDA Lease and the obligations of the parties thereunder. Notwithstanding anything to the contrary in this Agreement, the Purchaser shall not be entitled to any additional benefits as tenant under the JDA Lease by virtue of this Agreement. Without limiting the foregoing, Purchaser, in its capacity as purchaser under this Agreement and as tenant under the JDA Lease, acknowledges that (a) this Agreement shall not limit any ability of Seller to pass through costs and expenses to Purchaser, in its capacity as tenant under the JDA Lease, pursuant to the terms of the JDA Lease, even if such costs and expenses result from Sellers obligation under the terms of this Agreement to make repairs, perform maintenance, rebuild the Improvements, or prorate taxes or other expenses, and (b) the Purchaser shall not be relieved of any of its obligations under the JDA Lease. This Agreement shall not alter or modify the obligations of the landlord and tenant under the JDA Lease, including without limitation rights and obligations that survive termination of the JDA Lease pursuant to the terms of the JDA Lease. In addition, this Agreement does not alter or modify the letter agreement dated June 30, 2003 by and between Purchaser and Opus West Corporation relating to the Phase II Building (as defined therein), and such letter agreement shall remain in full force and effect following consummation of the sale pursuant to this Agreement.

         25. SCOTTSDALE NORTHSIGHT DECLARATION. The Purchaser and Seller acknowledge that pursuant to a Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Scottsdale Northsight dated January 6, 2004 and recorded with the County Recorder of Maricopa County, Arizona as Document No. 2004-0012154 (the "Declaration"), the parking spaces in the parking structure located on the Subject Property shall be shared by the Owners (as defined in the Declaration) and their Permittees (as defined in the Declaration) pursuant to the terms and conditions of the Declaration. Further, Purchaser acknowledges that a portion of the Real Property shown as Parcel 3 of the attached Exhibit A (defined as the "Building Parcel" in the Declaration) may not be a separate tax parcel as of the Closing Date, and the taxes relating to such parcel shall be apportioned pursuant to the terms and conditions of the Declaration. To the extent that Seller has received a tax proration payment for first half 2004 taxes from Opus West Corporation with respect to the parcel containing the parking structure, Seller shall provide a credit against the Purchase Price to Purchaser at Closing for such amount. Seller and Purchaser acknowledge that the Subject Property is subject to all terms and conditions of the Declaration.

         26. McLEOD LEASE TERMINATION. Seller has entered into a Lease Termination Agreement dated January 15, 2004 (the "McLeod Termination Agreement") with McLeodUSA Telecommunications Services, Inc. ("McLeod") terminating the Lease dated June 15, 2000 (the "McLeod Lease") by and between the Seller and McLeod, which termination is effective as of January 31, 2004. Pursuant to such Lease Termination Agreement, McLeod has paid a termination fee in the amount of $10,736 (the "McLeod Termination Fee") to Seller. Upon the consummation of the sale of the Subject Property, Seller shall provide a credit to Purchaser for the amount of the McLeod Termination Fee. In the event that the sale of the Subject Property does not close pursuant to the terms and conditions of this Agreement, Seller shall be entitled to retain the McLeod Termination Fee.

         27.      TIME OF ESSENCE. Time is of the essence of this Agreement.

         28. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         29. INTERPRETATION. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

         30. TAX DEFERRED EXCHANGE. Seller shall have the right to structure the sale of the Subject Property as a tax deferred exchange in accordance with the provisions of Section 1031 of the Internal Revenue Code and Purchaser agrees to accommodate the Seller's exchange so long as Purchaser does not incur any additional expense, liability or delay.

         31. ATTORNEYS' FEES. If either party commences an action against the other to enforce this Agreement or because of the breach by either party of this Agreement, the prevailing party in such action shall be entitled to recover reasonable attorney fees, costs, and expenses (including expert fees and costs) incurred in connection with the prosecution or defense of such action, including any appeal, in addition to all other relief.

         32. NO MERGER. Purchaser shall elect prior to Closing whether the JDA Lease shall be terminated at Closing or assigned to Purchaser, as landlord. In the event the JDA Lease is assigned at Closing, the Purchaser's interests as fee owner of the Subject Property and tenant under the JDA Lease shall not merge and shall remain separate and distinct.

         33. INTEREST ON EARNEST MONEY. Pursuant to Section 2(b) hereof, the term "Earnest Money" as used herein includes all interest earned on the Earnest Money. The parties acknowledge and agree that the party entitled to receive the Earnest Money pursuant to the terms and conditions of this Agreement shall also be entitled to receive all accrued interest thereon.

         34. EXHIBITS. The following exhibits are made a part hereof, with the same force and effect as if specifically set forth herein:

         Exhibit A -    Legal Description
         Exhibit B -    Schedule of Leases
         Exhibit C      Schedule of Broker Commissions
         Exhibit D -    Schedule of Permits
         Exhibit E -    Schedule of Service Contracts
         Exhibit F -    Schedule of Warranties
         Exhibit G -    Form of Earnest Money Escrow Agreement
         Exhibit H -    Intentionally Omitted
         Exhibit I -    Form of Tenant Estoppel Certificate
         Exhibit J -    Form of Special Warranty Deed
         Exhibit K -    Form of Bill of Sale
         Exhibit L -    Form of Assignment and Assumption of Leases
         Exhibit M -    Form of Assignment and Assumption of Contracts
                        and Project Documents
         Exhibit N -    Revised Legal Description

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             SELLER:

                                             OPUS REAL ESTATE ARIZONA II, L.L.C.

                                             By: _____________________________
                                                 Its: Vice President

                                             PURCHASER:

                                             JDA SOFTWARE GROUP, INC.

                                             By: /s/ James D. Armstrong
                                                 -----------------------------
                                                 Its: ________________________

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             SELLER:

                                             OPUS REAL ESTATE ARIZONA II,
                                             L.L.C

                                             By: /s/ Patrick S. Mascia
                                                 -----------------------------
                                                 Its: vice President

                                             PURCHASER:

                                             JDA SOFTWARE GROUP, INC.

                                             By:______________________________
                                                Its:__________________________

                                    EXHIBIT A

                               LEGAL DESCRIPTION

PARCEL NO. 1:

That portion of Parcel 2, as shown on the Map of Dedication for NORTHSIGHT, according to Book 302 of Maps, Page 11 and Affidavit of Correction recorded as 87-0478660 of Official Records, Maricopa County, Arizona, located in a portion of the Southeast quarter of Section 12, Township 3 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the East quarter corner of said Section 12;

thence North 89 degrees 58 minutes 13 seconds West, along the monument line of Raintree Drive, as shown on said MAP OF DEDICATION FOR NORTHSIGHT, according to Book 302 of Maps, Page 11 and Affidavit of Correction recorded as 87-0478660, Official Records of Maricopa County, Arizona, a distance of 660.08 feet;

thence South 00 degrees 07 minutes 09 seconds West, along the monument line of 87th Street, as shown on said MAP OF DEDICATION FOR NORTHSIGHT a distance of
661.93 feet;

thence North 89 degrees 52 minutes 51 seconds West, a distance of 45.00 feet to a point on the Westerly right-of-way line of said 87th Street and also the POINT OF BEGINNING of the Parcel herein described;

thence North 89 degrees 52 minutes 51 seconds West, leaving said Westerly right-of-way line, a distance of 770.93 feet;

thence North 00 degrees 13 minutes 51 seconds West, a distance of 272.42 feet;

thence South 89 degrees 52 minutes 51 seconds East, a distance of 772.60 feet to a point on said Westerly right of way of 87th Street;

thence South 00 degrees 07 minutes 09 seconds West, along said Westerly right of way, a distance of 272.41 feet to the POINT OF BEGINNING of the Parcel herein described.

PARCEL NO. 2:

A non-exclusive easement for ingress, egress and utilities as set forth in Easement Agreement recorded September 6, 2000 in 00-687539.

PARCEL NO. 3:

A portion of Parcel 2, as shown on the Map of Dedication for NORTHSIGHT, according to Book 302 of Maps, Page 11 and Affidavit of Correction recorded in 87-0478660, of Official Records, located in a portion of the Southeast quarter of Section 12, Township 3 North, Range 4

East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the East quarter corner of said Section 12;

thence North 89 degrees 58 minutes 13 seconds West, along the monument line of Raintree Drive, a distance of 660.08 feet;

thence South 00 degrees 07 minutes 09 seconds West, along the monument line of 87th Street, a distance of 661.93 feet;

thence North 89 degrees 52 minutes 51 seconds West, a distance of 45.00 feet to a point on the Westerly right-of-way line of said 87th Street and also the POINT OF BEGINNING of the parcel described herein;

thence South 00 degrees 07 minutes 09 seconds West, along said Westerly right-of-way line, a distance of 148.03 feet to a point of curvature of a tangent curve, concave Westerly, having a radius of 955.00 feet;

thence Southerly along the arc of said curve and said Westerly right-of-way line, through a central angle of 22 degrees 46 minutes 21 seconds, 379.57 feet to a point of non-tangency;

thence North 67 degrees 06 minutes 30 seconds West, a distance of 105.37 feet;

thence North 00 degrees 07 minutes 09 seconds East, a distance of 98.42 feet;

thence North 44 degrees 52 minutes 51 seconds West, a distance of 352.47 feet;

thence North 00 degrees 07 minutes 09 seconds East, a distance of 129.25 feet;

thence South 89 degrees 52 minutes 51 seconds East, a distance of 420.83 feet to the POINT OF BEGINNING of the parcel described herein.

PARCEL NO. 4:

Easements as set forth in the Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Scottsdale NORTHSIGHT dated January 6, 2004 and recorded January 6, 2004 as Document No. 2004-0012154 of Official Records of Maricopa County, Arizona.

PARCEL NO. 5:

Easements as set forth in the Slope and Temporary Stock Pile, Staging and Construction Easement Agreement dated June 23, 1998 and recorded June 26, 1998 as 98-546099 of Official Records, of Maricopa County, Arizona, as amended by that certain First Amendment to Slope and Temporary Stockpile Staging and Construction Easement Agreement recorded January 6, 2004 as Document No. 2004-0012151 of Official Records.

                                    EXHIBIT B

                               SCHEDULE OF LEASES

1.   Trapeze Software, Inc.

          a.   Lease dated August 26, 1999

          b.   Letter of Credit dated September 3, 2003

                    i.   Amendment to LOG dated September 11, 2003

                    ii.  Amendment to LOG dated September 17, 2003

2.   JDA Software Group, Inc.

          a.   Lease dated April 30, 1998

          b.   First Amendment to Office Lease dated June 30, 1998

          c.   Second Amendment to Office Lease dated November 30, 1998

          d.   Letter Agreement dated October 6, 1999

          e.   Third Amendment to Office Lease dated October 8, 1999

          f. Revised and Restated Third Amendment to Office Lease dated October 20, 1999

          g.   Fourth Amendment to Office Lease dated May 30, 2001

          h.   Fifth Amendment to Office Lease dated May 31, 2001

          i.   Sixth Amendment to Office Lease dated August 31, 2003

          j.   Seventh Amendment to Office Lease dated June 30, 2003

3. McLeodUSA Telecommunication Services, Inc. *NOTE: THE MCLEOD LEASE WILL TERMINATE ON JANUARY 31, 2004 PURSUANT TO THE TERMS OF THE MCLEOD TERMINATION AGREEMENT*

          a.   Lease dated June 15, 2000

          b.   Guarantee dated May 5, 2000

          c.   Lease Termination Agreement dated January 15, 2004

4.   Voice Stream PCS III, Corporation

          a.   Telecommunications License Agreement dated July 1, 2003

                                    EXHIBIT C

                         SCHEDULE OF BROKER COMMISSIONS

                                      NONE.

                                    EXHIBIT D

                               SCHEDULE OF PERMITS

                                      NONE.

                                    EXHIBIT E

                          SCHEDULE OF SERVICE CONTRACTS

         VENDOR                              DESCRIPTION           START DATE    END DATE
         ------                              -----------           ----------    --------
Clola Enterprises                      Janitorial & Day Porter        1/1/2004  12/31/2004
Truly Nolen                            Pest Control                   4/1/2003   3/31/2004
WE Landscape Group, LLC                Landscape Maintenance          4/1/2003   3/31/2004
HiRise Service                         Window Washing                11/1/2003  10/31/2004
                                       Parking Lot Light
Red Dog Illuminations                  Maintenance                    5/1/2003   4/30/2004
Paradise Waste                         Trash Removal                  6/1/2003   5/31/2004
Arizona Sterling Protection            Security                       6/1/2003   5/31/2004
Cactus Sweeping                        Parking Lot Sweeping           9/1/2003   8/31/2004
Arizona Fire & Security                Alarm Monitoring             11/14/2003      -
Skyline Fire & Communications          Fire Alarm Monitoring         3/16/1999      -

                                    EXHIBIT F

                             SCHEDULE OF WARRANTIES

        Name                   Product/Service                   Expiration Date
---------------------------------------------------------------------------------------
Pleko Southwest, Inc.      EIFS                           2/14/2004
Specialty Roofing          Roof Work                      3/31/2004
                           Pleko Insulated Finish
Canyon Plastering          System                         3/31/2004
Standard Restaurant
Equipment Co.              Commercial Ice System          6/15/2004
GAP Materials
Corporation                Roofing Membrane               3/31/2009
                           Thermopane Insulating
Interpane                  Glass                          3/31/2009
Anodizing, Inc.            Aluminum Painting              3/31/2019
Interstate Interior        Washroom Partitions &          Mirrors guaranteed against
Systems                    Accessories, Bicycle Racks     silver spoilage until 3/3 1/14
                                                          3/31/09, Motors & Electrical
Mountain States            MechoShade & ElectroShad       accessories guaranteed until
Drapery                    System                         3/31/04
Opus West                     Limited Warranty on         December 14, 2004
Corporation                Parking Facilities, pursuant
                            to Section 27 of Exchange
                             Agreement dated June 30,
                                     2003

                                    EXHIBIT G

                     FORM OF EARNEST MONEY ESCROW AGREEMENT

         THIS EARNEST MONEY ESCROW AGREEMENT ("Agreement") is made as of January_____, 2004, by and among OPUS REAL ESTATE ARIZONA II, L.L.C., a Delaware limited liability company ("Seller"), JDA SOFTWARE GROUP, INC., a Delaware corporation ("Purchaser"), and FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation ("Escrow Agent").

                                    RECITALS:

         A. By that certain Purchase Agreement dated as of January____, 2004 ("Purchase Agreement"), between Seller and Purchaser, Seller has agreed to sell to Purchaser and Purchaser has agreed to purchase from Seller all of Seller's right, title and interest in and to the Subject Property, upon and subject to the terms and provisions set forth in the Purchase Agreement.

         B. Seller and Purchaser desire that Escrow Agent act as escrowee to receive, hold and disburse funds in the manner hereinafter set forth.

         C. Unless otherwise provided herein, all capitalized words and terms used herein shall have the same meanings ascribed to such words and terms as in the Purchase Agreement.

         NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Upon execution of the Purchase Agreement, Purchaser shall deposit with Escrow Agent the sum of Two Hundred Thirty-Eight Thousand and 00/100 Dollars ($238,000.00) as the Initial Earnest Money ("Initial Earnest Money"). Within two (2) days after the Contingency Date, Purchaser shall deposit One Million Two Hundred Sixty-Two Thousand and 00/100 Dollars ($1,262,000.00) as Additional Earnest Money. Upon receipt by Escrow Agent, the Initial Earnest Money and Additional Earnest Money shall be invested in Escrow Agent's separate and segregated money market account. Purchaser shall be entitled to the interest accrued on the Earnest Money and the Earnest Money shall include such accrued interest. Escrow Agent shall acknowledge to Seller, in writing, receipt of the Initial Earnest Money and Additional Earnest Money when it is delivered to Escrow Agent.

         2.       Purchaser's Tax Identification Number is 86-0787377.

         3. Escrow Agent is hereby released and exculpated of all liability whatsoever arising out of or in connection with its activities as Escrow Agent hereunder, except to the extent of loss or damage caused by its negligence, breach of fiduciary duty, failure to comply with the terms of this Earnest Money Escrow Agreement or willful misconduct. Purchaser and Seller hereby jointly indemnify and hold Escrow Agent harmless from and against any and all claims, liabilities, judgments, attorney's fees and other expenses of every kind or nature arising out of this Earnest Money Escrow Agreement, other than such claims, liabilities, judgments, attorney's fees and other expenses resulting from the negligence, breach of fiduciary duty or willful misconduct of Escrow Agent or Escrow Agent's failure to comply with the terms of this Earnest Money Escrow Agreement.

         4. In the event Escrow Agent receives written notice of default, non-performance, dispute or exercise of right under the Purchase Agreement from Seller or Purchaser accompanied by a demand for delivery to such party of the Earnest Money, Escrow Agent is immediately to give written notice to the other party of such claim and accompanying demand. In the event the other party fails to dispute or object to such claim and demand within five (5) business days from the date of Escrow Agent's written notice, Escrow Agent is authorized to deliver the Earnest Money to the party making such claim and demand. In the event the other party disputes or objects to the aforesaid claim and demand within the 5-business day period prescribed herein, Escrow Agent is not to deliver the Earnest Money deposited hereunder without receipt of a mutual agreement of the parties, in writing, or appropriate court order. In such an event, Escrow Agent shall either hold the same, or at Escrow Agent's election, deposit the same with a court of competent jurisdiction to determine how the Earnest Money should be disbursed. Escrow Agent shall be entitled to rely on the decision of such court with respect to the disposition of the Earnest Money. In the event of any dispute regarding disposition of any portion of the Earnest Money, Escrow Agent shall be entitled to consult with its counsel and receive reimbursement for all reasonable expenses of such consultation with respect to its duties as Escrow Agent. All such expenses shall be paid from the Earnest Money deposited herein to the extent such funds are sufficient, with an amount equal to the same being promptly paid to the recipient of the Earnest Money, whether Purchaser or Seller, by the non-prevailing party in the dispute, whether Purchaser or Seller. Subject to the foregoing, this Agreement shall at all times be subject to the joint order of Seller and Purchaser and upon such joint order Escrow Agent shall deliver the Earnest Money as instructed by such joint order.

         5. There shall be no escrow fee hereunder. Purchaser shall be responsible for payment of any investment fee.

         6. Any notice or other communication in connection with this Agreement shall be in writing and shall be sent by United States certified mail, return receipt requested, postage prepaid, by nationally recognized overnight courier guarantee next day delivery, by telecopy or facsimile transmission (provided that such notice sent by facsimile is also sent via nationally recognized overnight courier for guaranteed next business day delivery), or by personal delivery, properly addressed as follows:

                  If to Seller:         OPUS REAL ESTATE ARIZONA II, L.L.C.
                                        10350 Bren Road West
                                        Minnetonka, MN 55343
                                        Attn: Patrick E. Mascia
                                        Facsimile No.: (952) 656-4750

                  With a copy to:       Opus L.L.C.
                                        10350 Bren Road West
                                        Minnetonka, MN 55343

                                        Attn: Legal Department
                                        Facsimile: (952) 656-4755

                   And a copy to:       Briggs and Morgan, P.A.
                                        2200 IDS Center
                                        Minneapolis, MN 55402
                                        Attn: Charles R. Haynor
                                        Facsimile No.: (612) 977-8650

                   If to Purchaser:     JDA Software Group, Inc.
                                        14400 North 87th Street
                                        Scottsdale, AZ 85260
                                        Attn: Paul Mehlhorn, VP-Finance and
                                            Planning
                                        Facsimile No.: (480) 308-4265

                  With a copy to:       JDA Software Group, Inc.
                                        14400 North 87th Street
                                        Scottsdale, AZ 85260
                                        Attn: Michael
                                        Bridge, Esq., VP and
                                            General Counsel
                                        Facsimile No.: (480) 308-3001

                  If to Escrow Agent:   First American Title Insurance Company
                                        4801 East Washington
                                        Suite 110
                                        Phoenix,  AZ 85034
                                        Attn: Carol Peterson
                                        Facsimile No.: (602) 685-7580

Copies of all notices hereunder shall be sent to the Escrow Agent at the address show above. All notices shall be deemed given three (3) business days following deposit in the United States mail with respect to certified or registered letters, one (1) business day following deposit if delivered to an overnight courier guaranteeing next business day delivery and on the same day if sent by personal delivery or by telecopy or facsimile transmission (with proof of transmission). Attorneys for each party shall be authorized to give notices for each such party. Any party may change its address for the service of notice by giving written notice of such change to the other party, in any manner above specified.

         7. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns under the Purchase Agreement.

         8. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona. In the event that any provision hereof shall be deemed illegal or unenforceable, said provision shall be severed herefrom and the remainder of this Agreement shall be enforced in accordance with the intentions of the parties as herein expressed.

         9. This Agreement may not be amended or altered except by an instrument in writing executed by all the parties hereto.

         10. If any party shall bring suit against the other to enforce the terms of this Agreement, the losing party shall pay to the prevailing party the prevailing party's costs and expenses (including, without limitation, reasonable attorneys' fees and costs) incurred in enforcing this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        SELLER:

                                        OPUS REAL ESTATE ARIZONA II, L.L.C.

                                        By:____________________________________

                                            Its:_______________________________

                                        PURCHASER:

                                        JDA SOFTWARE GROUP, INC.

                                        By:____________________________________

                                            Its:_______________________________

ESCROW AGENT:
FIRST AMERICAN TITLE INSURANCE COMPANY

By:_______________________________

Its:______________________________

                                    EXHIBIT H

                             INTENTIONALLY OMITTED.

                                    EXHIBIT I

                       FORM OF TENANT ESTOPPEL CERTIFICATE

TO: _________________________

    _________________________

    _________________________

RE: Property Address:
Lease Date:
Between_______________________________________, Landlord
and____________________________________________, Tenant
Square Footage Leased
Suite No.
Floor

         The undersigned, Tenant under the above-referenced lease ("Lease"), certifies to ______________, the following:

         1. A true and correct copy of the Lease is attached hereto. The Lease is in full force and effect and has not been canceled, modified, assigned, extended or amended except as follows:

         2. There is no prepaid rent, except $__________________and the amount of security deposit is $___________________________, of which $_____________________has been applied.

         3.       The Lease commenced on__________________,________, and the current monthly Base Rent is___________________________. Base Rent was last paid on__________________________, 2004 and has been paid through______________________________, 2004.

         4. The lease terminates on __________________, 2004 and we have the following renewal option (s):_____________________________________________.

         5. All work to be performed for us under the Lease has been performed as required and has been accepted by us, except______________________.

         6. The Lease is in full force and effect, free from default and there are no claims against the Landlord or offsets against rent.

         7. The undersigned has not assigned its interest in the Lease or sublet the premises or any thereof or pledged or hypothecated its interest on the Lease, except______________________.

         8. That the premises as let are being used for the purpose as described in said Lease.

         9. The data in the heading of this Certificate are true and correct.

         10. There are no unpaid improvement allowances owing under the Lease.

         11. There are no agreements, other than the Lease, between Landlord and the undersigned with respect to the premises.

         12. The undersigned has not entered into any agreement with any broker relating to the premises, pursuant to which any brokerage commission is due.

         The undersigned individual is duly authorized to execute and deliver this certificate. The undersigned understands that you and your successors and assigns will rely on this certificate in purchasing the subject property.

Dated this____________day of________________, 2004.

TENANT:

By:_________________________________________

Its:________________________________________

                                    EXHIBIT J

                          FORM OF SPECIAL WARRANTY DEED

WHEN RECORDED RETURN TO
JDA SOFTWARE GROUP, INC.
14400 North 87th Street
Scottsdale, AZ 85260
Attn: Michael Bridge, Esq., VP and General Counsel

                              SPECIAL WARRANTY DEED

         For the consideration of Ten Dollars and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned OPUS REAL ESTATE ARIZONA II, L.L.C., a Delaware limited liability company (the "Grantor"), does hereby grant and convey to JDA SOFTWARE GROUP, INC., a Delaware corporation (the "Grantee"), that certain real property situated in Maricopa County, Arizona, legally described as set forth on Exhibit A attached hereto, together with al rights and privileges appurtenant thereto and any improvements thereon.

         The above-described property is conveyed subject to all taxes and other assessments, reservations in patents, and all easements, rights of way, encumbrances, liens, covenants, conditions, restrictions, obligations and liabilities that are listed on Exhibit B attached hereto.

         The Grantor hereby binds itself and its successors to warrant and defend the title as against all acts of the Grantor herein and no other, subject to the matters above set forth.

         IN WITNESS WHEREOF, the Grantor has caused this instrument to be executed this _____day of_______________________, 2004.

                                        OPUS REAL ESTATE ARIZONA II, L.L.C.,
                                        a Delaware limited liability company

                                        By_____________________________________

                                        Name:__________________________________

                                        Title:_________________________________

STATE OF MINNESOTA         )
                           )SS.
COUNTY OF HENNEPIN         )

         The foregoing instrument was acknowledged before me this ___________________ day of_________________, 2004, by___________________, the
Vice President of Opus Real Estate Arizona II, L.L.C., a Delaware limited liability company, on behalf of said limited liability company.

                                  ____________________________________
                                  Notary Public

My commission expires:___________________

                      EXHIBIT "A" TO SPECIAL WARRANTY DEED

                                LEGAL DESCRIPTION

PARCEL NO. 1:

Parcel 3, as shown on the Map of Dedication for Northsight II, according to Book_____________________of Maps, Page_______, Records of Maricopa County, Arizona, located in a portion of Parcel 2 of the Map of Dedication for Northsight per Book 302 of Maps, Page________________, Maricopa County Records and also a portion of the Southeast Quarter of Section 12, Township 3 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the East quarter corner of said Section 12;

thence North 89 degrees 58 minutes 13 seconds West, along the monument line of Raintree Drive, as shown on said MAP OF DEDICATION FOR NORTHSIGHT, according to Book 302 of Maps, Page 11 and Affidavit of Correction recorded as 87-0478660, Official Records of Maricopa County, Arizona, a distance of 660.08 feet;

thence South 00 degrees 07 minutes 09 seconds West, along the monument line of 87th Street, as shown on said MAP OF DEDICATION FOR NORTHSIGHT a distance of
661.93 feet;

thence North 89 degrees 52 minutes 51 seconds West, a distance of 45.00 feet to a point on the Westerly right-of-way line of said 87th Street and also the POINT OF BEGINNING of the Parcel herein described;

thence North 89 degrees 52 minutes 51 seconds West, leaving said Westerly right-of-way line, a distance of 770.93 feet;

thence North 00 degrees 13 minutes 51 seconds West, a distance of 272.42 feet;

thence South 89 degrees 52 minutes 51 seconds East, a distance of 772.60 feet to a point on said Westerly right of way of 87th Street;

thence South 00 degrees 07 minutes 09 seconds West, along said Westerly right of way, a distance of 272.41 feet to the POINT OF BEGINNING of the Parcel herein described.

PARCEL NO. 2:

A non-exclusive easement for ingress, egress and utilities as set forth in Easement Agreement recorded September 6, 2000 in 00-687539.

PARCEL NO. 3:

Parcel 2, as shown on the Map of Dedication for Northsight II, according to Book____of Maps, Page______, Records of Maricopa County, Arizona, located in a portion of Parcel 2 of the Map of Dedication for Northsight per Book 302 of Maps, Page______, Maricopa County Records and also a portion of the Southeast Quarter of Section 12, Township 3 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the East quarter corner of said Section 12;

thence North 89 degrees 58 minutes 13 seconds West, along the monument line of Raintree Drive, a distance of 660.08 feet;

thence South 00 degrees 07 minutes 09 seconds West, along the monument line of 87th Street, a distance of 661.93 feet;

thence North 89 degrees 52 minutes 51 seconds West, a distance of 45.00 feet to a point on the Westerly right-of-way line of said 87th Street and also the POINT OF BEGINNING of the parcel described herein;

thence South 00 degrees 07 minutes 09 seconds West, along said Westerly right-of-way line, a distance of 148.03 feet to a point of curvature of a tangent curve, concave Westerly, having a radius of 955.00 feet;

thence Southerly along the arc of said curve and said Westerly right-of-way line, through a central angle of 22 degrees 46 minutes 21 seconds, 379.57 feet to a point of non-tangency;

thence North 67 degrees 06 minutes 30 seconds West, a distance of 105.37 feet;

thence North 00 degrees 07 minutes 09 seconds East, a distance of 98.42 feet;

thence North 44 degrees 52 minutes 51 seconds West, a distance of 352.47 feet;

thence North 00 degrees 07 minutes 09 seconds East, a distance of 129.25 feet;

thence South 89 degrees 52 minutes 51 seconds East, a distance of 420.83 feet to the POINT OF BEGINNING of the parcel described herein.

PARCEL NO. 4:

Easements as set forth in the Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Scottsdale NORTHSIGHT dated January 6, 2004 and recorded January 6, 2004 as Document No. 0012154 of Official Records of Maricopa County, Arizona.

PARCEL NO. 5:

Easements as set forth in the Slope and Temporary Stock Pile, Staging and Construction Easement Agreement dated June 23, 1998 and recorded June 26, 1998 as 98-546099 of Official Records, of Maricopa County, Arizona, as amended by that certain First Amendment to Slope and Temporary Stockpile Staging and Construction Easement Agreement recorded January 6, 2004 as Document No. 2004-0012151 of Official Records.

                      EXHIBIT "B" TO SPECIAL WARRANTY DEED

                             PERMITTED ENCUMBRANCES

1. Second installment of 2003 taxes, a lien, payable on or before March 1, 2004, and delinquent May 1, 2004 (affects all parcels).

2. Reservations contained in the Patent from the United States of America, reading as follows:

         Subject to any vested and accrued water rights for mining, agricultural, manufacturing, or other purposes, and rights to ditches and reservoirs used in connection with such water rights as may be recognized and acknowledged by the local customs, laws and decisions of courts; and there is reserved from the lands hereby granted, a right of way thereon for ditches or canals constructed by the authority of the United States of America.

         Affects all parcels.

3. Water rights, claims or title to water, whether or not shown by the public records (affects all parcels).

4. Easements, restrictions, reservations, conditions and set-back lines as set forth on the plat recorded in Book 302 of Maps, Page 11 and Affidavit of Correction recorded as 87- 478660 of Official Records and Restrictions set forth in Notes 2 3 and 4 of said Map of Dedication, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c) (affects all parcels).

5. The terms, conditions and provisions contained in the document entitled "Slope and Temporary Stockpile, Staging and Construction Easement Agreement" recorded June 26, 1998 as 98-0546099 of Official Records and First Amendment to Slope and Temporary Stockpile, Staging and Construction Easement Agreement recorded January 6, 2004 as Document No. 2004-0012151 of Official Records (Affects parcels 1, 2 and 3 only).

6. The terms, conditions and provisions contained in the document entitled "City of Scottsdale Lot Split Approval" recorded December 3, 1998 as 98-1096697 of Official Records (affects all parcels).

7. The terms, conditions and provisions contained in the document entitled "Easement Agreement" recorded September 6, 2000 as 2000-0687539 of Official Records (affects parcels 1 and 2).

8. The terms, conditions and provisions contained in the document entitled "City of Scottsdale Lot Split Approval" recorded September 27, 2000 as 2000-0737007 of Official Records (affects parcels 1 and 2).

9. The terms, conditions and provisions contained in the document entitled "Memorandum of Design Approval Rights" recorded August 31, 2001 as 2001-0813633 of Official Records (affects parcels 1 and 2).

10. The following matters disclosed by an ALTA/ACSM survey made by DEI Professional Services, L.L.C. on January 23, 2003, designated Job No. 02082 (affects parcels 1 and 2):

         a) The fact that a dirt ditch runs North to South along an Easterly portion of said land.

         b) Encroachment of curbing and asphalt and sign in a Southeastern portion of said land outside driveway easement.

11. The terms, conditions and provisions contained in the document entitled "Development Fee Agreement" recorded September 22, 2003 as 2003-1329156 of Official Records (affects all parcels).

12. Covenants, conditions and restrictions in the Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Scottsdale Northsight document recorded January 6, 2004 as Document No. 2004-0012154 of Official Records, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin, to the extent such covenants, conditions or restrictions violate Title 42, Section 3604(c), of the United States Codes (affects all parcels).

13. The terms, conditions and provisions contained in the document entitled "City of Scottsdale Drainage and Flood Control Easement and Provision for Maintenance" recorded October 29, 2003 as 2003-1502695 of Official Records (affects parcels 1, 2, 3 and 4 only).

14. An easement for sight distance and incidental purposes, recorded as 2003-1509935 of Official Records (affects all parcels).

15. Easement for electric lines and incidental purposes, recorded as 98-1081935 of Official Records (parcels 3, 4 and 5 only).

16. The terms, conditions and provisions contained in the document entitled "City of Scottsdale Lot Split Approval" recorded March 17, 2003 as 2003-0325766 of Official Records (affects parcels 3, 4 and 5 only).

17. The terms, conditions and provisions contained in the document entitled "Development Fee Agreement" recorded January 14, 1999 as 99-38588 of Official Records (affects parcels 3, 4 and 5 only).

18. Rights of Trapeze Software, Inc., as tenant only, under an unrecorded lease dated August 26, 1999, as disclosed by Subordination, Attornment and Non-Disturbance Agreement recorded November 9, 1999 as 99-1030456 of Official Records (affects parcels 3, 4 and 5 only). The lease under which the tenant is occupying space does not contain any options to purchase or rights of first refusal covering all or any portion of the fee interest in the land or the building thereon.

19. Rights of JDA Software Group, Inc., as tenant only, under an unrecorded lease dated April 30, 1998, as disclosed by Subordination, Attornment and Non-Disturbance Agreement recorded November 9, 1999 as 99-1030457 of Official Records (affects parcels 3, 4 and 5 only). The lease under which the tenant is occupying space does not contain any options to purchase or rights of first refusal covering all or any portion of the fee interest in the land or the building thereon.

                                    EXHIBIT K

                              FORM OF BILL OF SALE

                                  BILL OF SALE

         This Bill of Sale ("Bill of Sale") is executed this______________day of__________________________, 2004, by OPUS REAL ESTATE ARIZONA II, L.L.C., a
limited liability company created and existing under and by virtue of the laws of the State of Delaware ("Seller"), in favor of JDA SOFTWARE GROUP, INC., a Delaware corporation ("Purchaser").

         1. Reference to Purchase Agreement. Reference is made to that certain Purchase Agreement dated as of January______________, 2004, by and between Seller and Purchaser, pursuant to which Seller has agreed to sell to Purchaser, and Purchaser has agreed to purchase from Seller, the improved real property and other assets described therein ("Purchase Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

         2. Sale. For good and valuable consideration received by Seller, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, assigns and transfers the Personal Property to Purchaser.

         3. Warranties. Seller makes no warranties or representations as to the Personal Property. Among other things, all warranties of quality, fitness for a particular purpose or merchantability are hereby expressly excluded.

         In witness whereof Seller has executed this Bill of Sale the day and year first above written.

                                        Seller:

                                        OPUS REAL ESTATE ARIZONA II, L.L.C.

                                        By______________________________________

                                           Its__________________________________

                                    EXHIBIT L

                       ASSIGNMENT AND ASSUMPTION OF LEASES

         THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is made as of________________, 2004 ("Effective Date"), by and between OPUS REAL ESTATE ARIZONA II, L.L.C., a Delaware limited liability company ("Assignor"), and JDA SOFTWARE GROUP, INC., a Delaware corporation ("Assignee").

                                    RECITALS:

         A. Assignee has acquired from Assignor title to that certain real property, and any improvements situated thereon owned by Assignor, more particularly described on Exhibit "A" attached hereto ("Property") pursuant to a Purchase Agreement dated as of January_______________, 2004 (the "Purchase Agreement").

         B. In connection with the conveyance of the Property from Assignor to Assignee, Assignor and Assignee intend and agree that, except as provided below, all of Assignor's rights as lessor under the leases, together with all amendments or modifications thereto, including the rights to all security deposits, letters of credit, delinquent rents and charges, prepaid rents and all guaranties thereof, as set forth on Exhibit "B" attached hereto (each a "Lease," and collectively, the "Leases"), shall be assigned to Assignee.

         C. Assignee has agreed to assume all of the obligations of Assignor under the Leases as set forth herein.

                                   AGREEMENT:

         In consideration of the foregoing recitals and other good and valuable consideration, Assignor and Assignee agree as follows:

         1. ASSIGNMENT BY ASSIGNOR. Assignor hereby assigns and transfers to Assignee all right, title and interest of Assignor in and to each of the Leases together with any rights relating thereto, including without limitation all rents, issues, profits therefrom, all guaranties thereof and all security deposits and letters of credit relating thereto. Notwithstanding the foregoing, Assignor reserves the right to enforce against the tenants under the Leases all obligations or duties of such tenants that arose or accrued prior to the Effective Date, provided, however, in no event shall Assignor terminate any Lease or disturb any tenant's right to occupy its respective premises as a result of Assignor's enforcement of such reserved rights.

         2. ACCEPTANCE OF ASSIGNMENT. Assignee hereby accepts the assignment of the Leases and assumes and agrees to keep, perform and fulfill all of the duties, covenants, provisions, conditions and obligations of the landlord in the Leases which arise or are incurred or are related to events occurring from and after the Effective Date.

         3. INDEMNIFICATION BY ASSIGNOR. Assignor will indemnify, defend and hold harmless Assignee and Assignee's employees, partners, directors, officers, affiliates, subsidiaries, shareholders, agents and representatives from any and all liabilities, claims, damages, costs or expenses (including reasonable attorneys' fees) arising under the Leases as a result of any obligations and duties of the landlord thereunder arising prior to the Effective Date. Notwithstanding the foregoing, to the extent that (a) Assignor would be entitled under the IDA Lease (as defined in the Purchase Agreement) to pass through any such liabilities, claims, damages, costs or expenses to the tenant under the JDA Lease and/or (b) any such liabilities, claims, damages, costs or expenses result from the acts or omissions of Assignee as tenant under the JDA Lease, Assignor shall have no liability to Assignee under this Agreement.

         4. INDEMNIFICATION BY ASSIGNEE. Assignee will indemnify, defend and hold harmless Assignor and Assignor's employees, partners, directors, officers, affiliates, subsidiaries, shareholders, agents and representatives from any and all liabilities, claims, damages, costs or expenses (including reasonable attorneys' fees) arising under the Leases as a result of any obligations and duties of landlord thereunder arising on or after the Effective Date.

         5. SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

         6. AUTHORITY. Each of the parties signing this Assignment hereby warrants and represents that it has the full legal power, authority and right to execute, deliver and perform the obligations under this Assignment, that this Assignment has been duly authorized by all requisite actions on the part of such warranting party, and that no remaining action or third party action is required to make this Assignment binding upon such party.

         7. GOVERNING LAW. This Assignment shall be construed and enforced in accordance with the laws of the State in which the Property is located.

         8. ATTORNEYS' FEES. If either party commences litigation against the other for the specific performance of this Assignment, the interpretation of this Assignment, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred. Any attorneys' fees incurred in enforcing any right of indemnity set forth in this Assignment shall be recoverable and deemed to be within the scope of such indemnity and/or this attorneys' fees provision.

         9. COUNTERPARTS. This Assignment may be executed in any number of counterparts, each of which, when so executed and when delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Assignor and Assignee have executed this Assignment as of the Effective Date.

                                        ASSIGNOR:

                                        OPUS REAL ESTATE ARIZONA II, L.L.C.

                                        By______________________________________

                                            Its_________________________________

                                        ASSIGNEE:

                                        JDA SOFTWARE GROUP, INC.

                                        By______________________________________

                                            Its_________________________________

               EXHIBIT "A" TO ASSIGNMENT AND ASSUMPTION OF LEASES

                               (LEGAL DESCRIPTION)

PARCEL NO. 1:

Parcel 3, as shown on the Map of Dedication for Northsight II, according to Book ____________ of Maps, Page _______, Records of Maricopa County, Arizona, located in a portion of Parcel 2 of the Map of Dedication for Northsight per Book 302 of Maps, Page__________, Maricopa County Records and also a portion of the Southeast Quarter of Section 12, Township 3 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the East quarter corner of said Section 12;

thence North 89 degrees 58 minutes 13 seconds West, along the monument line of Raintree Drive, as shown on said MAP OF DEDICATION FOR NORTHSIGHT, according to Book 302 of Maps, Page 11 and Affidavit of Correction recorded as 87-0478660, Official Records of Maricopa County, Arizona, a distance of 660.08 feet;

thence South 00 degrees 07 minutes 09 seconds West, along the monument line of 87th Street, as shown on said MAP OF DEDICATION FOR NORTHSIGHT a distance of
661.93 feet;

thence North 89 degrees 52 minutes 51 seconds West, a distance of 45.00 feet to a point on the Westerly right-of-way line of said 87th Street and also the POINT OF BEGINNING of the Parcel herein described;

thence North 89 degrees 52 minutes 51 seconds West, leaving said Westerly right-of-way line, a distance of 770.93 feet;

thence North 00 degrees 13 minutes 51 seconds West, a distance of 272.42 feet;

thence South 89 degrees 52 minutes 51 seconds East, a distance of 772.60 feet to a point on said Westerly right of way of 87th Street;

thence South 00 degrees 07 minutes 09 seconds West, along said Westerly right of way, a distance of 272.41 feet to the POINT OF BEGINNING of the Parcel herein described.

PARCEL NO. 2:

A non-exclusive easement for ingress, egress and utilities as set forth in Easement Agreement recorded September 6, 2000 in 00-687539.

PARCEL NO. 3:

Parcel 2, as shown on the Map of Dedication for Northsight II, according to Book _________ of Maps,

Page_______, Records of Maricopa County, Arizona, located in a portion of Parcel 2 of the Map of Dedication for Northsight per Book 302 of Maps, Page______, Maricopa County Records and also a portion of the Southeast Quarter of Section 12, Township 3 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the East quarter corner of said Section 12;

thence North 89 degrees 58 minutes 13 seconds West, along the monument line of Raintree Drive, a distance of 660.08 feet;

thence South 00 degrees 07 minutes 09 seconds West, along the monument line of 87th Street, a distance of 661.93 feet;

thence North 89 degrees 52 minutes 51 seconds West, a distance of 45.00 feet to a point on the Westerly right-of-way line of said 87th Street and also the POINT OF BEGINNING of the parcel described herein;

thence South 00 degrees 07 minutes 09 seconds West, along said Westerly right-of-way line, a distance of 148.03 feet to a point of curvature of a tangent curve, concave Westerly, having a radius of 955.00 feet;

thence Southerly along the arc of said curve and said Westerly right-of-way line, through a central angle of 22 degrees 46 minutes 21 seconds, 379.57 feet to a point of non-tangency;

thence North 67 degrees 06 minutes 30 seconds West, a distance of 105.37 feet;

thence North 00 degrees 07 minutes 09 seconds East, a distance of 98.42 feet;

thence North 44 degrees 52 minutes 51 seconds West, a distance of 352.47 feet;

thence North 00 degrees 07 minutes 09 seconds East, a distance of 129.25 feet;

thence South 89 degrees 52 minutes 51 seconds East, a distance of 420.83 feet to the POINT OF BEGINNING of the parcel described herein.

PARCEL NO. 4:

Easements as set forth in the Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Scottsdale NORTHSIGHT dated January 6, 2004 and recorded January 6, 2004 as Document No. 0012154 of Official Records of Maricopa County, Arizona.

PARCEL NO. 5:

Easements as set forth in the Slope and Temporary Stock Pile, Staging and Construction Easement Agreement dated June 23, 1998 and recorded June 26, 1998 as 98-546099 of Official

Records, of Maricopa County, Arizona, as amended by that certain First Amendment to Slope and Temporary Stockpile Staging and Construction Easement Agreement recorded January 6, 2004 as Document No. 2004-0012151 of Official Records.

               EXHIBIT "B" TO ASSIGNMENT AND ASSUMPTION OF LEASES

                              (SCHEDULE OF LEASES)

1.   Trapeze Software, Inc.

         a.   Lease dated August 26, 1999

         b.   Letter of Credit dated September 3, 2003

                  i.  Amendment to LOC dated September 11, 2003

                  ii. Amendment to LOC dated September 17, 2003

2.   JDA Software Group, Inc.

         a.   Lease dated April 30, 1998

         b.   First Amendment to Office Lease dated June 30, 1998

         c.   Second Amendment to Office Lease dated November 30, 1998

         d.   Letter Agreement dated October 6, 1999

         e.   Third Amendment to Office Lease dated October 8, 1999

         f. Revised and Restated Third Amendment to Office Lease dated October 20, 1999

         g.   Fourth Amendment to Office Lease dated May 30, 2001

         h.   Fifth Amendment to Office Lease dated May 31, 2001

         i.   Sixth Amendment to Office Lease dated August 31, 2003

         j.   Seventh Amendment to Office Lease dated June 30, 2003

3.   Voice Stream PCS III, Corporation

         a. Telecommunications License Agreement dated July 1, 2003

                                    EXHIBIT M

          ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND PROJECT DOCUMENTS

         THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND PROJECT DOCUMENTS ("Assignment") is made as of_________________, 2004 ("Effective Date"), by and between OPUS REAL ESTATE ARIZONA II, L.L.C., a Delaware limited liability company ("Assignor"), and JDA SOFTWARE GROUP, INC., a Delaware corporation ("Assignee").

                                    RECITALS:

         A. Assignee has acquired from Assignor title to that certain real property, and any improvements situated thereon owned by Assignor, more particularly described on Exhibit "A" attached hereto ("Property").

         B. In connection with the conveyance of the Property from Assignor to Assignee, Assignor and Assignee intend and agree that Assignor's right, title and interest in the agreements set forth on Exhibit "B" attached hereto and all licenses, authorizations, approvals, permits, entitlements, warranties, guaranties, approvals, certificates of occupancy, certificates, surveys and reports, including, without limitation, any hazardous materials reports, engineering and soils reports and any ALTA surveys, if any, in the possession of Assignor, relating to the acquisition, construction, design, use, operation, management or maintenance of the Property (collectively, the "Contracts and Project Documents"), to the extent assignable, shall inure to the benefit of and be assigned and transferred to Assignee.

                                   AGREEMENT:

         In consideration of the foregoing recitals and other good and valuable consideration, Assignor and Assignee agree as follows:

         1. ASSIGNMENT BY ASSIGNOR. To the extent assignable, Assignor hereby assigns and transfers to Assignee all right, title and interest of Assignor in the Contracts and Project Documents, together with any rights owned by Assignor relating thereto. Notwithstanding the foregoing, Assignor reserves the right to (a) enforce the provisions of the Contracts and Project Documents in respect to all obligations or duties of the other party thereto that arose or accrued prior to the Effective Date, and (b) exercise such rights under the Contracts and Project Documents as are necessary in order for Assignor to fulfill its obligations under the purchase agreement dated the Effective Date by and between Assignor and Assignee relating to the Property ("Agreement"), provided, however, in no event shall Assignor terminate any of the Contracts and Project Documents as a result of Assignor's enforcement of such reserved rights.

         2. LIMITED LICENSE. Assignor grants to Assignee a limited license to use the plans and specifications relating to the construction of the improvements on the Property in Assignor's possession for the purposes and subject to the conditions and indemnifications as set forth in the Agreement.

         3. ACCEPTANCE OF ASSIGNMENT. Assignee hereby accepts the assignment of the Contracts and Project Documents, and Assignee assumes and agrees to keep, perform and fulfill all of the duties, covenants, provisions, conditions and obligations of Assignor contained therein which arise or are incurred or are related to events occurring from and after the Effective Date.

         4. INDEMNIFICATION BY ASSIGNOR. Assignor will indemnify, defend and hold harmless Assignee and Assignee's employees, partners, directors, officers, affiliates, subsidiaries, shareholders, agents and representatives from any and all liabilities, claims, demands, damages, losses, costs or expenses (including reasonable attorneys' fees) arising under the Contracts and Project Documents as a result of any obligations and duties of Assignor thereunder arising or accruing prior to the Effective Date.

         5. INDEMNIFICATION BY ASSIGNEE. Assignee will indemnify, defend and hold harmless Assignor and Assignor's employees, partners, directors, officers, affiliates, subsidiaries, shareholders, agents and representatives from any and all liabilities, claims, demands, damages, losses, costs or expenses (including reasonable attorneys' fees) arising under the Contracts and Project Documents as a result of any obligations and duties of Assignor thereunder arising or accruing from and after the Effective Date, except for those matters described in Section 3 hereof which are Assignor's responsibility.

         6. SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

         7. AUTHORITY. Each of the parties signing this Assignment hereby warrants and represents that it has the full legal power, authority and right to execute, deliver and perform the obligations under this Assignment, that this Assignment has been duly authorized by all requisite actions on the part of such warranting party, and that no remaining action or third party action is required to make this Assignment binding upon such party.

         8. GOVERNING LAW. This Assignment shall be construed and enforced in accordance with the laws of the State in which the Property is located.

         9. ATTORNEYS' Fees. If either party commences litigation against the other for the specific performance of this Assignment, the interpretation of this Assignment, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred. Any attorneys' fees incurred in enforcing any right of indemnity set forth in this Assignment shall be recoverable and deemed to be within the scope of such indemnity and/or this attorneys' fees provision.

         10. COUNTERPARTS. This Assignment may be executed in any number of counterparts, each of which, when so executed and when delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Assignor and Assignee have executed this Assignment as of the Effective Date.

                                        ASSIGNOR:
                                        OPUS REAL ESTATE ARIZONA II, L.L.C.

                                        By ____________________________________

                                           Its_________________________________

                                        ASSIGNEE:

                                        JDA SOFTWARE GROUP, INC.

                                        By ____________________________________

                                           Its_________________________________

            EXHIBIT "A" TO ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND
                                PROJECT DOCUMENTS

                               (LEGAL DESCRIPTION)

PARCEL NO. 1:

Parcel 3, as shown on the Map of Dedication for Northsight II, according to Book _________ of Maps, Page _____, Records of Maricopa County, Arizona, located in a portion of Parcel 2 of the Map of Dedication for Northsight per Book 302 of Maps, Page _______, Maricopa County Records and also a portion of the Southeast Quarter of Section 12, Township 3 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the East quarter corner of said Section 12;

thence North 89 degrees 58 minutes 13 seconds West, along the monument line of Raintree Drive, as shown on said MAP OF DEDICATION FOR NORTHSIGHT, according to Book 302 of Maps, Page 11 and Affidavit of Correction recorded as 87-0478660, Official Records of Maricopa County, Arizona, a distance of 660.08 feet;

thence South 00 degrees 07 minutes 09 seconds West, along the monument line of 87th Street, as shown on said MAP OF DEDICATION FOR NORTHSIGHT a distance of
661.93 feet;

thence North 89 degrees 52 minutes 51 seconds West, a distance of 45.00 feet to a point on the Westerly right-of-way line of said 87th Street and also the POINT OF BEGINNING of the Parcel herein described;

thence North 89 degrees 52 minutes 51 seconds West, leaving said Westerly right-of-way line, a distance of 770.93 feet;

thence North 00 degrees 13 minutes 51 seconds West, a distance of 272.42 feet;

thence South 89 degrees 52 minutes 51 seconds East, a distance of 772.60 feet to a point on said Westerly right of way of 87th Street;

thence South 00 degrees 07 minutes 09 seconds West, along said Westerly right of way, a distance of 272.41 feet to the POINT OF BEGINNING of the Parcel herein described.

PARCEL NO. 2:

A non-exclusive easement for ingress, egress and utilities as set forth in Easement Agreement recorded September 6, 2000 in 00-687539.

PARCEL NO. 3:

Parcel 2, as shown on the Map of Dedication for Northsight II, according to Book _________ of Maps, Page ______, Records of Maricopa County, Arizona, located in a portion of Parcel 2 of the Map of Dedication for Northsight per Book 302 of Maps, Page ______, Maricopa County Records and also a portion of the Southeast Quarter of Section 12, Township 3 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the East quarter corner of said Section 12;

thence North 89 degrees 58 minutes 13 seconds West, along the monument line of Raintree Drive, a distance of 660.08 feet;

thence South 00 degrees 07 minutes 09 seconds West, along the monument line of 87th Street, a distance of 661.93 feet;

thence North 89 degrees 52 minutes 51 seconds West, a distance of 45.00 feet to a point on the Westerly right-of-way line of said 87th Street and also the POINT OF BEGINNING of the parcel described herein;

thence South 00 degrees 07 minutes 09 seconds West, along said Westerly right-of-way line, a distance of 148.03 feet to a point of curvature of a tangent curve, concave Westerly, having a radius of 955.00 feet;

thence Southerly along the arc of said curve and said Westerly right-of-way line, through a central angle of 22 degrees 46 minutes 21 seconds, 379.57 feet to a point of non-tangency;

thence North 67 degrees 06 minutes 30 seconds West, a distance of 105.37 feet;

thence North 00 degrees 07 minutes 09 seconds East, a distance of 98.42 feet;

thence North 44 degrees 52 minutes 51 seconds West, a distance of 352.47 feet;

thence North 00 degrees 07 minutes 09 seconds East, a distance of 129.25 feet;

thence South 89 degrees 52 minutes 51 seconds East, a distance of 420.83 feet to the POINT OF BEGINNING of the parcel described herein.

PARCEL NO. 4:

Easements as set forth in the Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Scottsdale NORTHSIGHT dated January 6, 2004 and recorded January 6, 2004 as Document No. 0012154 of Official Records of Maricopa County, Arizona.

PARCEL NO. 5:

Easements as set forth in the Slope and Temporary Stock Pile, Staging and Construction

Easement Agreement dated June 23, 1998 and recorded June 26, 1998 as 98-546099 of Official Records, of Maricopa County, Arizona, as amended by that certain First Amendment to Slope and Temporary Stockpile Staging and Construction Easement Agreement recorded January 6, 2004 as Document No. 2004-0012151 of Official Records.

        EXHIBIT "B" TO ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND PROJECT
                                    DOCUMENTS
                          (CERTAIN ASSIGNED AGREEMENTS)

SERVICE CONTRACTS:

                  1.

WARRANTIES:

                                    EXHIBIT N

                     Revised Legal Description PARCEL NO. 1:

Parcel 3, as shown on the Map of Dedication for Northsight II, according to Book ________ of Maps, Page _______, Records of Maricopa County, Arizona, located in a portion of Parcel 2 of the Map of Dedication for Northsight per Book 302 of Maps, Page _____, Maricopa County Records and also a portion of the Southeast Quarter of Section 12, Township 3 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the East quarter corner of said Section 12;

thence North 89 degrees 58 minutes 13 seconds West, along the monument line of Raintree Drive, as shown on said MAP OF DEDICATION FOR NORTHSIGHT, according to Book 302 of Maps, Page 11 and Affidavit of Correction recorded as 87-0478660, Official Records of Maricopa County, Arizona, a distance of 660.08 feet;

thence South 00 degrees 07 minutes 09 seconds West, along the monument line of 87th Street, as shown on said MAP OF DEDICATION FOR NORTHSIGHT a distance of
661.93 feet;

thence North 89 degrees 52 minutes 51 seconds West, a distance of 45.00 feet to a point on the Westerly right-of-way line of said 87th Street and also the POINT OF BEGINNING of the Parcel herein described;

thence North 89 degrees 52 minutes 51 seconds West, leaving said Westerly right-of-way line, a distance of 770.93 feet;

thence North 00 degrees 13 minutes 51 seconds West, a distance of 272.42 feet;

thence South 89 degrees 52 minutes 51 seconds East, a distance of 772.60 feet to a point on said Westerly right of way of 87th Street;

thence South 00 degrees 07 minutes 09 seconds West, along said Westerly right of way, a distance of 272.41 feet to the POINT OF BEGINNING of the Parcel herein described.

PARCEL NO. 2:

A non-exclusive easement for ingress, egress and utilities as set forth in Easement Agreement recorded September 6, 2000 in 00-687539.

PARCEL NO. 3:

Parcel 2, as shown on the Map of Dedication for Northsight II, according to Book _______ of Maps, Page ______, Records of Maricopa County, Arizona, located in a portion of Parcel 2 of the Map of

Dedication for Northsight per Book 302 of Maps, Page __, Maricopa County Records and also a portion of the Southeast Quarter of Section 12, Township 3 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the East quarter corner of said Section 12;

thence North 89 degrees 58 minutes 13 seconds West, along the monument line of Raintree Drive, a distance of 660.08 feet;

thence South 00 degrees 07 minutes 09 seconds West, along the monument line of 87th Street, a distance of 661.93 feet;

thence North 89 degrees 52 minutes 51 seconds West, a distance of 45.00 feet to a point on the Westerly right-of-way line of said 87th Street and also the POINT OF BEGINNING of the parcel described herein;

thence South 00 degrees 07 minutes 09 seconds West, along said Westerly right-of-way line, a distance of 148.03 feet to a point of curvature of a tangent curve, concave Westerly, having a radius of 955.00 feet;

thence Southerly along the arc of said curve and said Westerly right-of-way line, through a central angle of 22 degrees 46 minutes 21 seconds, 379.57 feet to a point of non-tangency;

thence North 67 degrees 06 minutes 30 seconds West, a distance of 105.37 feet;

thence North 00 degrees 07 minutes 09 seconds East, a distance of 98.42 feet;

thence North 44 degrees 52 minutes 51 seconds West, a distance of 352.47 feet;

thence North 00 degrees 07 minutes 09 seconds East, a distance of 129.25 feet;

thence South 89 degrees 52 minutes 51 seconds East, a distance of 420.83 feet to the POINT OF BEGINNING of the parcel described herein.

PARCEL NO. 4:

Easements as set forth in the Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Scottsdale NORTHSIGHT dated January 6, 2004 and recorded January 6, 2004 as Document No. 0012154 of Official Records of Maricopa County, Arizona.

PARCEL NO. 5:

Easements as set forth in the Slope and Temporary Stock Pile, Staging and Construction Easement Agreement dated June 23, 1998 and recorded June 26, 1998 as 98-546099 of Official Records, of Maricopa County, Arizona, as amended by that certain First Amendment to Slope and Temporary Stockpile Staging and Construction Easement Agreement recorded January 6, 2004 as Document No. 2004-0012151 of Official Records

                                       M-3